SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(C) of the
                         Securities Exchange Act of 1934


     Check the appropriate box:

[_]  Preliminary Information Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                               Incubate This! Inc.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 [X] No fee required
   [_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

   (1) Title of each class of securities to which transaction applies:
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   (2) Aggregate number of securities to which transaction applies:
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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
   (5) Total fee paid:
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   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

   (1) Amount previously paid:
--------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement No:
--------------------------------------------------------------------------------
   (3) Filing party:
--------------------------------------------------------------------------------
   (4) Date Filed:
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



                               INCUBATE THIS! INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To be Held on January 5, 2001

       WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND
                                   US A PROXY

To the Stockholders of Incubate This! Inc..

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Incubate This! Inc., a Colorado corporation (the "Company"), will be held on [DATE2], 2000 at 265 Sunrise Avenue, Suite 204, Palm Beach, Florida 33480 at 9 AM for the following purposes:

1. For shareholders of record on January 24, 1997: to (i) approve retroactively the 1 for 200 reverse split effective February 24, 1997 and ratify such action; (ii) approve retroactively the share exchange with PetCare Inc. effective February 10, 1997 and ratify such action; and (iii) to approve retroactively the sale of PetCare Inc. assets in October 1997 and ratify such action.

2. For shareholders of record on October 13, 1999: to (i) ratify the 1 for 200 reverse split effective February 24, 1997; (ii) ratify the share exchange with PetCare Inc. effective February 10, 1999; (iii) ratify the sale of PetCare Inc. assets in October 1997; (iv) approve retroactively the 1 for 100 reverse split effective October 24, 1999 and ratify such action; (v) approve retroactively, effective December 14, 1998, a By Law amendment whereby the Board of Directors is reduced from not less than three (3) to a minimum of one (1) and ratify such action; and (vi) approve retroactively and ratify the appointment and election of all Directors and Officers of the Company commencing February 7, 1997 and approve retroactively and ratify any and all actions of Directors and Officers of the Company commencing February 7, 1997 disclosed in filings made before the Securities and Exchange Commission ("SEC") made on or after that date until October 13, 1999.

3. For shareholders of record on December 6, 2000: to (i) ratify the 1 for 200 reverse split effective February 24, 1997; (ii) ratify the share exchange with PetCare Inc. effective February 10, 1999; (iii) ratify the sale of PetCare Inc. assets in October 1997; (vi) ratify the 1 for 100 reverse split effective October 24, 1999; (v) ratify the By Law amendment reducing the Board of Directors from not less than three (3) to a minimum of one (1) effective December 14, 1998 ; (vi) approve retroactively and ratify the appointment and election of all Directors and Officers of the Company commencing February 7, 1997 and approve retroactively and ratify any and all actions of Directors and Officers of the Company commencing February 7, 1997 disclosed in filings made before the SEC made on or after that date until December 6, 2000; (vii) approve the Share Exchange in the Agreement dated October 18, 2000 between the Company and Organitech Ltd. and the issuance of shares of the Company's Common Stock equal to 62.5% of the issued and outstanding on the date of closing; (viii) elect three (3) members to the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified; (ix) consider and act upon a proposal to ratify the appointment of Varma & Associates, CPA's as the Company's independent public accountants for the fiscal years ending December 31, 2000; and (x) transact such other business as may be properly brought before a Special Meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business on the respective record dates set forth in paragraphs 1, 2 and 3 above for the determination of Stockholders entitled to notice of and to vote thereon at the Special Meeting or at any adjournments thereof. Lists of such Stockholders will be available for inspection at the Company's offices at 265 Sunrise Avenue, Suite 204, Palm Beach, Florida 33480 during ordinary business hours for the ten-day period prior to the Special Meeting.

         All Stockholders are cordially invited to attend the Special Meeting.

       WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND
                                   US A PROXY

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Sharone Perlstein
                                    Sharone Perlstein
                                    President

Palm Beach, Florida
December 6, 2000

                               INCUBATE THIS! INC.
                               265 Sunrise Avenue
                                    Suite 204
                            Palm Beach, Florida 33480
                                 (561) 832-5696
                               Fax (561) 659-5371
                            -------------------------
                              INFORMATION STATEMENT
                            -------------------------

                               GENERAL INFORMATION

         This Information Statement is furnished in connection with a Special Meeting of the Stockholders of Incubate This! Inc., a Colorado corporation (The "Company") to be held at 265 Sunrise Avenue, Suite 204, Palm Beach, Florida 33480 on January 5, 2001 at 9 AM and any adjournments thereof (the "Meeting").

         The Company is not asking you for a proxy and you are requested not to send a proxy to the Company.

         The Meeting shall encompass three (3) distinct voting blocks, each of which block will vote on a list of items specific to that block. The voting blocks and the items upon which they will vote at the Meeting are as follows:

Block 1: Shareholders of record on January 24, 1997:

          Item 1.1: to approve retroactively the 1 for 200 reverse split effective February 24, 1997 and ratify such action.

          Item 1.2: to approve retroactively the share exchange with PetCare Inc. effective February 10, 1997 and ratify such action.

          Item 1.3: to approve retroactively the sale of PetCare Inc. assets in October 1997 and ratify such action.

Block 2: Shareholders of record on October 13, 1999:

          Item 2.1: to ratify the 1 for 200 reverse split effective February 24, 1997 and in the event a quorum cannot be reached for shareholders of record on January 24, 1997, to approve retroactively the 1 for 200 reverse split effective February 24, 1997 and ratify such action.

          Item 2.2: to ratify the share exchange with PetCare Inc. effective February 10, 1997 and in the event a quorum cannot be reached for shareholders of record on January 24, 1997, to approve retroactively the share exchange with PetCare Inc. effective February 10, 1997 and ratify such action.

          Item 2.3: to ratify the sale of PetCare Inc. assets in October 1997 and in the event a quorum cannot be reached for shareholders of record on January 24, 1997, to approve retroactively the sale of PetCare Inc. assets in October 1997 and ratify such action.

          Item 2.4: to approve retroactively the 1 for 100 reverse split effective October 24, 1999 and ratify such action.

          Item 2.5: to approve retroactively, effective December 14, 1998, a By Law amendment whereby the Board of Directors is reduced from not less than three (3) to a minimum of one (1) and ratify such action.

          Item 2.6: to approve retroactively and ratify the appointment and election of all Directors and Officers of the Company commencing February 7, 1997 and approve retroactively and ratify any and all actions of Directors and Officers of the Company commencing February 7, 1997 disclosed in filings made before the Securities and Exchange Commission ("SEC") made on or after that date.

Block 3: Shareholders of record on December 6, 2000:

          Item 3.1: to ratify the 1 for 200 reverse split effective February 24, 1997 and in the event a quorum cannot be reached for shareholders of record on January 24, 1997 and October 13, 1999, to approve retroactively the 1 for 200 reverse split effective February 24, 1997.

          Item 3.2: to ratify the share exchange with PetCare Inc. effective February 10, 1997 and in the event a quorum cannot be reached for shareholders of record on January 24, 1997 and October 13, 1999, to approve retroactively the share exchange with PetCare Inc. effective February 10, 1997 and ratify such action.

          Item 3.3: to ratify the sale of PetCare Inc. assets in October 1997 and in the event a quorum cannot be reached for shareholders of record on January 24, 1997 and October 13, 1999, to approve retroactively the sale of PetCare Inc. assets in October 1997 and ratify such action.

          Item 3.4: to ratify the 1 for 100 reverse split effective October 24, 1999 and in the event a quorum cannot be reached for shareholders of record on October 13, 1999, to approve retroactively the 1 for 100 reverse split effective October 24, 1999.

          Item 3.5: to ratify the By Law amendment reducing the Board of Directors from not less than three (3) to a minimum of one (1) effective December 14, 1998 and in the event a quorum cannot be reached for shareholders of record on October 13, 1999, to approve retroactively the By Law amendment reducing the Board of Directors from not less than three (3) to a minimum of one (1) effective December 14, 1998.

          Item 3.6: to approve retroactively and ratify the appointment and election of all Directors and Officers of the Company commencing February 7, 1997 and approve retroactively and ratify any and all actions of Directors and Officers of the Company commencing February 7, 1997 disclosed in filings made before the SEC made on or after that date and until December 6, 2000.

          Item 3.7: to approve the Share Exchange in the Agreement dated October 18, 2000 between the Company and Organitech Ltd. and the issuance shares of the Company's Common Stock equal to 62.5% of the issued and outstanding shares on the date of closing.

          Item 3.8: to elect three (3) members to the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified.

          Item 3.9: to consider and act upon a proposal to ratify the appointment of Varma & Associates, CPA's as the Company's independent public accountants for the fiscal years ending December 31, 2000.

          Item 3.10: to transact such other business as may be properly brought before a special meeting and any adjournments thereof.

         The presence of the holders of a majority of the outstanding shares of the Company's common stock, par value $.0001 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting. Because of the nature of the Meeting, each voting block requires a different quorum comprised of a different shareholder base.

     1. For purposes of Block 1, the holders of a majority of the outstanding shares of the Company's Common Stock on January 24, 1997 constitutes a quorum.

     2. For purposes of Block 2, the holders of a majority of the outstanding shares of the Company's Common Stock on October 13, 1999 constitutes a quorum.

     3. For purposes of Block 3, the holders of a majority of the outstanding shares of the Company's Common Stock on December 6, 2000 constitutes a quorum.

         The close of business on January 24, 1997 for Block 1, October 13, 1999 for Block 2 and December 6, 2000 for Block 3 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of January 24, 1997, the Company had 57,006,090 shares of Common Stock outstanding and entitled to vote. As of October 13, 1999, the Company had 1,153,027 shares of Common Stock outstanding and entitled to vote. As of December 6, 2000, the Company had 5,668,102 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders in the voting block. The Shareholders do not have any cumulative voting rights. This Information Statement is being mailed on or about December 16, 2000 to all Stockholders entitled to notice of and to vote at the Meeting.

         The cost and expense in connection with preparing and mailing this Information Statement will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding this material to such beneficial owners.

                      DISSENTERS' RIGHTS UNDER COLORADO LAW

         Under Colorado law, certain actions to be voted upon at the Meeting grant certain holders dissenter's rights. Those items and the holders affected are as follows:

     1. Items 1.1, 1.2 and 1.3 with reference to the holders designated in Block 1;
     2.   Item 2.4 with reference to the holders designated in Block 2; and
     3.   Item 3.4 with reference to the holders designated in Block 3.

         Such dissenter's rights arise by virtue of three types of actions taken by the Company. Those actions are the reverse splits that occurred in February 1997 and October 1999, the share exchange in February 1997 and the planned share exchange for which shareholder approval is being sought at the Meeting and the sale of the PetCare Inc. assets in October 1997 since such assets represented substantially all of the Company's assets at the time.

         Colorado Revised Statutes ("CRS") set out in Section 7-106-105 provides that for a reverse split to be effected, the Board of Directors must recommend the reverse split to the holders of shares in the class effected by the split for their vote. Further, the Board is required to give the holders of shares in the class notice under Section 7-107-105 of the shareholder meeting at which the reverse split will be voted upon and such notice is required to set out the specific purpose of the meeting. While the Company is entitled to issue fractional shares under Section 7-106-104, which may occur on a reverse split or pay for fractional shares with cash or script, Section 7-113-102 grants a shareholder whose shares will be reduced by a reverse split to a fraction to dissenter's rights.

         Accordingly, those shareholders in Block 1 and those shareholders in Block 2 who were reduced to fractional shares at the time the reverse splits were approved in February 1997 and October 1999, if any, should have had the statutory notice required by CRS ss.7-113-201. Since no proxy or information statement was distributed for the February 1997 meeting and since the October 1999 meeting was done purely on the resolution of a majority shareholder, it is likely that shareholders who may have been entitled to dissenter's rights were deprived of notice of such rights. It should be noted that on February 7, 1997 the Company has assets of $0, liabilities of $4,307 and a shareholder's deficit of $4,307; and on October 13, 1999 the Company had assets of $5,450, liabilities of $156,000 and a shareholder's deficit of $150,550.

         CRS ss.7-111-107 requires that for a Colorado corporation to enter into a share exchange with a foreign (that is non-Colorado) corporation, (1) the foreign corporation must acquire the shares of the Colorado corporation, (2) the Colorado corporation's Board of Directors must adopt a plan of share exchange and the shareholders must approve the plan and (3) the Board must give the shareholders notice under Section 7-107-105 of the shareholder meeting at which the share exchange will be voted upon and such notice is required to set out the specific purpose of the meeting. When the Colorado corporation's shares are being acquired, shareholders in the Colorado corporation are granted dissenter's rights under CRS ss.7-113-102. The transactions with PetCare Inc. in February 1997 and with Organitech Ltd. to be voted upon as Item 3.7 qualify for dissenter's rights under these provisions.

         CRS ss.7-112-102 requires that for a Colorado corporation to dispose of all or substantially all of its property or assets (1) the Colorado corporation's Board of Directors must propose the sale to the shareholders and the shareholders must approve the sale and (2) the Board must give the shareholders notice under Section 7-107-105 of the shareholder meeting at which the sale of property will be voted upon and such notice is required to set out the specific purpose of the meeting. When all or substantially all of the Colorado corporation's property is to be sold, shareholders in the Colorado corporation are granted dissenter's rights under CRS ss.7-113-102. The sale of the PetCare Inc. assets in October 1997 qualifies for dissenter's rights under these provisions.

         Notice of Dissenter's Rights

         Accordingly, holders designated in Block 1 have dissenter's rights relative to Items 1.1, 1.2 and 1.6, holders designed in Block 2 have dissenter's rights relative to Item 2.4 and holders designated in Block 3 have dissenter's rights relative to Item 3.7. NOTICE IS HEREBY GIVEN TO SUCH HOLDERS OF SUCH DISSENTER'S RIGHTS IN ACCORDANCE WITH CRS ss.7- 113-201 AND A COPY OF ARTICLE 113 OF THE COLORADO REVISED STATUTES IS ATTACHED ALONG WITH THE SHARE EXCHANGE AGREEMENT RELATIVE TO ORGANITECH LTD.

         How to Exercise Dissenter's Rights

         In order to exercise dissenters' rights, holders in the designated block must continue to hold shares in the Company. Any holder entitled to dissenter's rights as outlined above who wishes to assert such rights shall provide the Company, prior to the Meeting, (1) written notice of such shareholder's intention to demand payment for the shares such shareholder is holding if the proposed action is effectuated and (2) such shareholder shall not vote his or her shares at that meeting. Holders who fail to comply with both conditions are not entitled to demand payment for the shares.

         If  the  corporate  action  for  which  dissenters'   rights  apply  is
authorized, CRS 7-113-203 requires the Company to give shareholders who are entitled to payment notice no later than ten (10) days from the date of approval stating that the action was authorized and the effective date of the action, the address at which the Company will receive payment demands and where share certificates must be sent, provide dissenter's with a form demanding payment and including the address to which the dissenter wants payment to be made, stating the date by which the Company must receive the payment demand and including a copy of Article 113 of the Colorado Revised Statutes. Under CRS ss.7-113-206, the Company is required to pay the dissenter fair market value of the dissenter's shares plus accrued interest. Payment must be accompanied by the Company's audited financial statement for the applicable period before the date action under which such rights arose for the designated block effected by the action, a statement of the estimated fair market value of the shares, an explanation of how interest was calculated, a statement of the procedure if the dissenter is dissatisfied with the payment in accordance with CRS ss.7- 113-309 and a copy of Article 113 of the Colorado Revised Statute.

                                 SHARE OWNERSHIP

         The following table sets forth certain information as of the December 6, 2000, concerning the direct and indirect ownership of Common Stock by (i) each current member of the Board of Directors of the Company, (ii) each nominee to the Board of Directors of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table appearing under "Executive Compensation," below; (iv) all current Directors, the nominee and executive officers of the Company as a group and (v) all Stockholders of the Company known by the Company to be the beneficial owner of 5% or more of the outstanding shares of Common Stock.

Name and Address                              Type of       Number         Percentage
                                             Security       of Shares       (1)
---------------------------                  ---------      ---------      ----------
Sharone Perlstein (2)                         Common        3,406,250      60.10%
265 Sunrise Avenue
Suite 204
Palm Beach,  Florida 33480
---------------------------
Roni Greenbaum (3)                            Common          150,000       2.65%
27 Green Street
London W1, United Kingdom
Andreas Camenzind (4)                         Common          340,000       6.00%
27 Green Street
London W1Y 3FD, United Kingdom
---------------------------
Coniglione Consulting Group(2)(5)             Common          318,000       5.61%
64 Bahnhostrasse,
CH-8001 Zurich, Switzerland
---------------------------
All Executive Officers and Directors as a     Common        3,556,250      62.75%
Group (two (2) persons)(6)
---------

(1) The percentages are based upon 5,668,102 issued and outstanding on December 6, 2000. There are no additional shares owned by the Executive Officers, Directors or nominees and said officers, directors and nominees do not own (either directly or indirectly) any options to purchase shares of the Company's Common Stock.

(2) Mr. Perlstein acquired 4,000,000 shares of the Company' Common Stock for $400,000 in February 2000. In addition, in April 2000, Mr. Perlstein loaned the Company $525,000 that was recorded as a note payable. In June 2000, Mr. Perlstei elected to convert the $525,000 note into equity and exchanged his note for 131,250 shares of Common Stock. Mr. Perlstein had borrowed the $925,000 in February 2000 from two (2) companies based in Switzerland for which he executed promissory notes bearing 8% interest due on September 1, 2000. These companies are Coniglione Consulting Group and C&D Finanz AG. Mr. Perlstein did not pay these promissory notes when due and in October 2000 entered into a note extension agreement with each of the parties whereby the due date of the promissory notes was extended until September 1, 2003 in exchange for distribution to these two (2) companies of total of 700,000 shares of the Common Stock held by Mr. Perlstein. In October 2000, Mr. Perlstein gave 25,000 of his shares to two (2) persons. Mr. Perlstein had transferred 700,000 shares to another Swiss company in October 2000 against that company's promise to loan Mr. Perlstein $925,000. When such loan was not made, the shares were transferred back to Mr. Perlstein.

(3) Pursuant to a Director and Officer Agreement dated May 1 2000, the Company retained Mr. Greenbaum as a Director and as the Secretary for the Company effective July 1, 2000. Under the terms of the agreement, Mr. Greenbaum, upon completion of three (3) months as a Director or Secretary received 150,000 shares of the Company's restricted Common Stock. This stock was valued at the price of $4 per share based upon the price at which the Company's Common Stock was offered under the Rule 506 offering. Mr. Greenbaum is paid all reasonable and documented expenses for his attendance at all Board meetings.

(4) All of the shares listed are held in the name of C& D Finanz AG for which Mr. Camenzind is deemed the beneficial owner. C&D Finanz AG loaned Mr. Perlstein $660,727 in February 2000 for which Mr. Perlstein executed a promissory note bearing interest at 8% due September 1, 2000. In exchange for extending the promissory note until September 1, 2003, C&D Finanz AG was to receive 500,000 of Mr. Perlstein's shares of Common Stock' however C&D Finanz AG directed that 160,000 of such shares should be distributed directly to the beneficiaries for whom they acted.

(5) Coniglione Consulting Group loaned Mr. Perlstein $264,273 in February 2000 for which Mr. Perlstein executed a promissory note bearing interest at 8% due September 1, 2000. In exchange for extending the promissory note until September 1, 200 Coniglione Consulting Group received 200,000 of Mr. Perlstein's shares of Common Stock. In addition, in March and December 1999, Giuseppe Coniglione, the owner of Coniglione Consulting Group loaned the Company $12,000 and $100,000 respectively. From Decembe 1998 to May 1999, Mr. Coniglione was the President of the Company. In June 2000, Coniglione Consulting Group elected to convert the loan made to the Company into equity and exchanged its note for 28,000 shares of Common Stock. Further, in July 2000, Coniglione Consulting Group purchased 90,000 shares of Common Stock at $4 per share under the Company Rule 506 Private Placement commenced in May 2000.

(6) Although not an Officer or Director at this time, should Mr. Camenzind be elected as a Director at the meeting, the addition of the shares he holds beneficially to the total shares held by Officers and Directors as a Group would equal a total of 3,896,25 shares or a total percentage of 68.74%.

                                   MANAGEMENT

Directors

          The Company's Bylaws provide for a Board of Directors of not less than three (3) nor more than seven (7) and a quorum shall consist of a majority of the number of directors then holding office. The

By Laws may be amended by a majority of the directors present at a meeting of the Board of Directors at which there is a quorum. Through a series of actions in 1997, the Board was reduced from three (3) to two (2) and thereafter to one
(1) without any records in the Minute Book reflecting the amendment to the Bylaws. Currently there are two (2) directors, both of whom are standing for re-election. For information on the Directors being nominated for election, see "Election of Directors (Block 3: Item 3.8)."

          The names of the Company's Directors and certain information about them are set forth below:


Name and Address (1)                 Age     Position with the Company
----------------                     ---     -------------------------
Sharone Perlstein                    29      Director, President,
265 Sunrise Avenue                           Treasurer, and Acting
Suite 204                                    Chief Financial Officer
Palm Beach,  Florida 33480

Roni Greenbaum                       29      Director and Secretary
27 Green Street
London W1, United Kingdom


(1) None of the current officers or directors had any role i founding or organizing the Company, and accordingly, none of the above-named persons may be deemed to be "promoters" and "parents" of the Company, as those terms are defined under the Rules and Regulations promulgated under the Act.

          Sharone Perlstein, age 29, has served as the Director, President, Treasurer and Acting Chief Financial Officer since April 2000.

          Prior to joining the Company, Mr. Perlstein founded Europe Investor Direct, Ltd ("EID") and currently serves as an interim Chief Executive Officer and as a Director of Business Development for that company. From 1997 to the present, Mr. Perlstein has been an independent consultant, advising and assisting private and public companies in capital raises, acquisition/merger strategies, and corporate development. From 1996 to 1997, Mr. Perlstein was employed by Mathews Morris & Company, a French owned investment bank located at 660 Madison Ave. in New York City. During 1997, Mr. Perlstein served as the President of Mathews Morris & Company until his resignation in October 1997, at which time he became an independent investment banking consultant. In 1995, Mr. Perlstein received his Series 7 and 63 licenses and joined US Securities & Futures, a securities brokerage firm located at 110 Wall Street in New York City. In 1993, Mr. Perlstein founded and actively managed an import/export company which primarily dealt with perishable goods and which ultimately obtained the exclusive marketing rights for Pepperidge Farm products - a subsidiary of the Campbell Soup Corporation - covering the country of Israel. During this time, Mr. Perlstein also assisted in the export/import of European and Asian non-perishable goods to mass merchant retailers in the United States such as the Home Shopping Network and Walmart Stores.

          Roni Greenbaum, age 29, has served as a Director and Secretary since July 1, 2000.

          Prior to jointing the Company, Mr. Greenbaum was one of EID's early private investors. From 1999 to present, Mr. Greenbaum has been actively engaged as a founder of Galtar Investments, an Israeli project management and finance brokerage firm specializing in real estate. From 1996 to 1998, Mr. Greenbaum was director of development for Millennium Lofts Cooperation, a company that specialized in residential property development in North West London. Mr. Greenbaum holds an MSc in Property Investment from City University, City Business School in London. He also holds a Second Class Degree in BSc Economics & Marketing from Guildhall University, London. Upon graduating Herzlia High School in Israel, Mr. Greenbaum served as a Paratrooper in the Israeli Armed Forces, leaving the service under the rank of First Sergeant.

Meetings of the Board

         Since the beginning of fiscal year 2000, there have been no meetings of the Board of Directors since the members of the Board of Directors at various times acted by unanimous written consent as permitted by Colorado law.

Compensation of Directors

          The Company's By Laws provide that by resolution of the Board of Directors, each Director may be paid his expenses for attendance at each meeting and may be paid a stated salary or a fixed sum for attendance at each meeting. The current Directors have not received any salary or fixed sum for attendance at meetings and the only compensation thus far paid to the current directors are the shares issued to Mr. Greenbaum.

Executive Officers

         All of the Company's Executive Officers are Directors of the Company. The executive officers serve at the pleasure of the Board of Directors.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Executive Officers as executive officers of the Company through September 30, 2000 for services rendered to the Company in all capacities. Neither of the current Executive Officers was with the Company prior to January 1, 2000.

                                                              Long Term Compensation

                          Annual Compensation               Awards              Payouts
(a)           (b)      (c)       (d)       (e)         (f)           (g)           (h)         (i)
                                           Other       Restricted    Securities    LTIP        All Other
Name and                                   Annual      Stock         Underlying    Pay-outs    Compen-
Principal     Year     Salary    Bonus     Compen-     Award(s)      Options/                  sation ($)
Position               ($)       ($)       sation ($)  ($)           SARs  (f)

Sharone
Perlstein,    2000     $0                  $50,000
President,                                     (1)
Treasurer
and Acting
CFO

Roni
Greenbaum,    2000     $0                              $600,000
Secretary                                                    (2)
------------ -------  --------  --------- ----------- ------------  ----------- ----------- --------------

(1) Mr. Perlstein received $50,000 in October 2000 for consulting and advisory services to the Company.

(2) Pursuant to a Director and Officer Agreement dated May 1, 2000, the Company retained Mr. Greenbaum as a Director and as the Secretary for the Company effective July 1, 2000. Under the terms of the agreement, Mr. Greenbaum, upon completion of three (3) months as a Director or Secretary received 150,000 shares of the Company's restricted Common Stock. This stock was valued the price of $4 per share based upon the price at which the Company's shares were being offered under the Rule 506 offering. Mr. Greenbaum is to be paid all reasonable and documented expenses for his attendance at all Board meetings; however Mr. Greenbaum has received no compensation for such services to date.

Option Grants in Last Fiscal Year

         There were no options granted to the current executive officers of the Company in the fiscal year ended December 31, 1999. The following table provides information regarding the grant of stock options during the current fiscal year 2000 through September 30, 2000.

                              Individual Grants                              Potential realizable valued  Alternative to
                                                                             at assumed annual rates       (f) and (g):
                                                                             of stock price appreciation  Grant date value
                                                                             for option term
---------------------------------------------------------------------------  ---------------------------  ---------------

Name                Number of   Percentage of    Exercise or    Expiration   5% $/sh (f)  10% $/sh (g)     Grant date
(a)                 Securities  Total            base price     Date (e)                                   present value
                    underlying  options/SAR's    ($/sh) (d)                                                $/sh (f)
                    Options/SAR granted to
                    's Granted  employees
                    (#) (b)     during fiscal
                                year (c)
------------------  ----------- ---------------  -------------  -----------  -----------  ---------------  ---------------
Sharone             0           0                0              0            0            0                0
Perlstein
Roni                0           0                0              0            0            0                0
Greenbaum
------------------  ----------- ---------------  -------------  -----------  -----------  ---------------  ---------------

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values

         The following table provides information regarding the aggregate exercises of options by each of the named executive officers. None of the current executive officers held any options at the end of fiscal year 1999. The following table includes the number of shares covered by both exercisable and unexercisable stock options as of September 30, 2000, and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal quarter- end value of the Company's Common Stock.

Values for Executive Officers

Name               Exercised   Value Realized  No. of          Value of
                                               Unexercised     Unexercised
                                               Exercisable/    Exercisable/
                                               Unexercisable   Unexercisable
------------------ ----------- --------------- --------------  -------------
Sharone Perlstein  0           0               0               0

Roni Greenbaum     0           0               0               0

------------------ ----------- --------------- --------------  -------------

Employment Contracts

         Pursuant to a Director and Officer Agreement dated May 1, 2000, the Company retained Mr. Greenbaum as a Director and as the Secretary for the Company. Under the terms of the agreement, Mr. Greenbaum, upon completion of three (3) months as a Director or Secretary received 150,000 shares of the Company's restricted Common Stock. This stock was valued at $4 per share based upon the offering price of the Company's Rule 506 offering. Mr. Greenbaum is paid all reasonable and documented expenses for his attendance at all Board meetings, but has received no expenses to date.

Market Information

         The Common Stock of the Company is quoted on the OTC Bulletin Board under the symbol "ICBT". There is no trading history available in the historical records and the only quote available for the three (3) year period prior to the date of this Information Statement is for October 30, 2000 when the bid, asked and closing price of 14,500 shares of the Company's Common Stock was $9.00. Should quotations appear, such quotations may reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not reflect actual transactions.


                     REPORT ON EXECUTIVE COMPENSATION BY THE
                               BOARD OF DIRECTORS

         The Board of Directors reviews and approves changes to the Company's compensation policies and benefits programs, administers the Company's stock plans, including approving stock awards to directors, stock option grants to executive officers and certain other stock option grants, and to otherwise ensure that the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The Board of Directors currently oversees two (2) stock plans, the 1997 Incentive Stock Option and Stock Award Plans under which 450,000 shares were registered in Form S-8 with the SEC effective February 21, 1997 and the Year 2000 Employee/Consultant Stock Compensation Plan under which 1,000,000 shares were registered with the SEC on Form S-8 on May 4, 2000.

Compensation Philosophy

         The compensation philosophy of the Company is to (i) provide a competitive total compensation package that enables the Company to attract and retain key executive, employee and consultant talent needed to accomplish the Company's goals and (ii) directly link compensation to improvements in Company financial and operational performance and increases in Stockholder value as measured by the Company's stock price.

Compensation Program

         The Company's compensation program for all employees and consultants emphasizes variable compensation, primarily through performance-based grants of long-term, equity-based incentives in the form of stock options and awards. The Company also maintains a cash-based incentive program with awards targeted to provide fully competitive levels of total cash compensation based on the degree of achievement of Company financial and operational performance measures. The Committee conducts ongoing reviews of total compensation levels, structure, and design with the assistance of independent members who are consultants to the Board of Directors.

Base Salaries

         The Committee reviews each senior executive officer's salary and consultant compensation annually. In determining appropriate salary and compensation levels, the Committee considers the officer's or consultant's impact level, scope of responsibility, prior experience, past accomplishments, and data on prevailing compensation levels in relevant executive labor markets.

Stock Options and Awards

         The Committee believes that granting stock options on an ongoing basis provides officers with a strong economic interest in maximizing stock price appreciation over the longer term. The Company believes that the practice of granting stock options is critical to retaining and recruiting the key talent necessary at all employee and consultant levels to ensure the Company's continued success.

         Further, the Committee believes that stock awards to Directors is critical to recruiting and maintaining qualified persons to assist the Company in its continuing development.

         The Board of Directors is responsible for administering the Company's stock programs, including Director awards, individual stock option grants to officers and aggregate grants to all plan participants. It is the Company's practice to set option exercise prices at not less than 100% of the stock fair market value on the date of grant. Thus, the value of the Stockholders' investment in the Company must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of ten years.

         The Board of Directors will continue to monitor the Company's compensation program in order to maintain the proper balance between cash compensation and equity-based incentives and may consider further revisions in the future, although it is expected that equity-based compensation will remain one of the principal components of compensation.

Policy on Deductibility of Compensation

         Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility by a company of compensation in excess of $1 million paid to any of its five most highly compensated executive officers. However, compensation which qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by Stockholders. Accordingly, the Committee has recommended that an Executive Incentive Plan be considered for the future, and, if determined to be in the best interest of the Company, submitted to the Company's Stockholders. The Board of Directors also has approved the adoption of the Year 2000 Consultant/Employee Stock Compensation Plan but has not recommended that such plan be submitted to the Company's Stockholders. Therefore, the stock and options granted under the plan will not qualify as "performance-based" under Section 162(m) and the income recognized by participants upon exercise will not be deductible by the Company.

Year to Date Grants and Award

         Through December 6, 2000, the Company has granted 300,000 shares of its Common Stock under the Year 2000 Consultant/Employee Stock Compensation Plan to two (2) consultants.

                                Very truly yours,

                               /s/ Board of Directors
                               Board of Directors

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors and officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than ten percent (10%) holders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, except as noted below, based solely on review of the copies of the above-mentioned reports furnished to the Company and written representations regarding all reportable transactions, during the fiscal year ended December 31, 1999, for the quarters ended September 30, 2000 and for the month ending October 2000, all Section 16(a) filing requirements applicable to its Directors and officers and greater than ten percent (10%) beneficial owners were complied with, although the Forms 3 and 4 were filed late for Mr. Perlstein, Mr. Greenbaum and Millenium Asset Management Group.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There are no transactions between the Company and any of its officers, directors, principal shareholders, employees or consultants which have not been reported in the Company's filings with the Securities and Exchange Commission except the following:

         In July 2000, Coniglione Consulting Group purchased 90,000 shares of Common Stock at $4 per share under the Company's Rule 506 Private Placement commenced in May 2000.

         Mr. Perlstein had borrowed the $925,000 he used to purchase shares and make a loan to the Company in February2000 from two (2) companies based in Switzerland for which he executed promissory notes bearing 8% interest due on September 1, 2000. These companies are Coniglione Consulting Group and C&D Finanz AG. Mr. Perlstein did not pay these promissory notes when due and in October 2000 entered into a note extension agreement with each of the parties whereby the due date of the promissory notes was extended until September 1, 2003 in exchange for distributions to these two (2) companies of a total of 700,000 shares of the Common Stock held by Mr. Perlstein. C&D Finanz AG was to receive 500,000 of Mr. Perlstein's shares of Common Stock' however C&D Finanz AG directed that 160,000 of such shares should be distributed directly to the beneficiaries for whom they acted. Mr. Camenzind, who is nominated for election as a Director at the meeting is deemed the beneficial owner of the C& D Finanz AG shares. In October 2000, Mr. Perlstein gave 25,000 of his shares to two (2) persons. Mr. Perlstein had transferred 700,000 shares to another Swiss company in October 2000 against that company's promise to loan Mr. Perlstein $925,000. When such loan was not made, these shares were transferred back to Mr. Perlstein.

         In October 2000, the Company issued to a consultant who previously had received 200,000 shares registered by the Company on Form S-8 400,000 shares of restricted Common Stock. These shares were issued in error and have been returned to the Company and canceled.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         At the Meeting, the Company will seek ratification of the appointment of Varma & Associates, CPA's as the Company's auditors for the fiscal year ending December 31, 2000. Varma & Associates, CPA's prepared the audited financial statements for the Company for fiscal year ending December 31, 1999. A representative of Varma & Associates, CPA's is expected to be at the Meeting, will be given an opportunity to make a statement if he desires and is expected to be available to respond to appropriate questions.

                         FINANCIAL AND OTHER INFORMATION

         The Company incorporates by reference its Form 10KSB for the Fiscal Year Ended December 31, 1999 and its Form 10Q SB for the quarter ended September 30, 2000 filed with the Securities and Exchange Commission.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE VOTED UPON

         Each of the parties standing for election as Directors and each beneficial owner of 5% or more of the Company's shares has an interest in the outcome of the matters to be voted upon at the Meeting. None of these parties has stated to the Company that it is their intention to oppose any matter to be voted upon at the Meeting.

                            MATTERS TO BE VOTED UPON

         Voting at the Meeting will be conducted for three (3) distinct blocks, each with its own record date. As to each block, the matters to be voted upon are as follows:

Block 1:          Shareholders of record on January 24, 1997:

         Item 1.1: to approve retroactively the 1 for 200 reverse split effective February 24, 1997 and ratify such action.

         The Company called a special shareholders' meeting on February 7, 1997. No proxies were solicited for and no information statement was distributed in connection with such meeting. The record date for the meeting was January 24, 1997. At the meeting, the shareholders voted in favor of an amendment to the Articles of Incorporation, the 1 for 200 reverse stock split, the adoption of the 1997 Stock Award Program and the relocation of the Company's domiciliary from Colorado to Delaware.

         At the time of these actions, the Company was a reporting company under the Securities Exchange Act of 1934, as amended. As such, prior to the meeting, the Company should have distributed either a proxy statement, if proxies were to be solicited, or an information statement, if no proxies were to be solicited. Neither was done. Further, under Colorado law, a reverse split that results in fractional shares, gives shareholders who will receive fractional shares dissenter's rights and notice of such rights must be provided to the shareholder before the meeting. To the best of the Company's knowledge, this was not done.

         Any  shareholder  who was reduced to fractional  shares would have been entitled to dissenter's rights. If any shareholder had dissented, such shareholder would have been entitled to the fair market value of his or her shares. On the date of the meeting, when such shareholder may have been deprived of such rights, the Company had assets of $0, liabilities of $4,307 and a shareholder's deficit of $4,307.

         Item 1.2: to approve retroactively the share exchange with PetCare Inc. effective February 10, 1997 and ratify such action.

         On February 10, 1997, the Company closed a transaction with PetCare, Inc., a Delaware corporation, whereby it acquired all of the shares of PetCare, Inc. in exchange for 3,000,000 shares of the Company's Common Stock. The shareholders did not vote upon the share exchange at the special meeting of February 7, 1997 and there is no record that the Company held a special meeting for the purpose of approving the share exchange agreement with PetCare Inc.

         Under Colorado Law, before a Colorado corporation can complete a share exchange with a foreign corporation, that is one not incorporated in Colorado, the Board of Directors must adopt a plan for approval of the shareholders, the shareholders must approve the share exchange and the Board of Directors must give the shareholders notice of the meeting at which the approval of the share exchange will be voted upon At the time of this action, the Company was a reporting company under the Securities Exchange Act of 1934, as amended. As such, not only should there have been a shareholder meeting and notice, but prior to the meeting, the Company should have distributed either a proxy statement, if proxies were to be solicited, or an information statement, if no proxies were to be solicited. To the best of the Company's knowledge, none of this was done.

         Shareholders of the Colorado corporation are entitled to dissenter's rights when a share exchange with a foreign corporation is proposed. If any shareholder had dissented, such shareholder would have been entitled to the fair market value of his or her shares. On the date that a meeting should have been held, shareholders may have been deprived of such rights. Immediately prior to the acquisition, the Company had assets of $0, liabilities of $4,307 and a shareholder's deficit of $4,307. As a result of the share exchange, the Company only acquired minimal cash and rights to acquire two veterinary hospitals in upstate New York.

         Item 1.3: to approve retroactively the sale of PetCare Inc. assets in October 1997 and ratify such action.

         In October 1997, the Board voted to sell the PetCare Inc. assets to two
(2) principals of the canceled transaction in exchange for cash. This was the only asset of the Company at the time. There is no record that the Company held a special meeting for the purpose of approving the sale of the PetCare Inc. assets in October 1997 even though this property represented substantially all of the assets of the Company.

         Under Colorado Law, before a Colorado corporation can dispose of all or substantially all of its property, the Board of Directors must seek the approval of the shareholders, the shareholders must approve the sale and the Board of Directors must give the shareholders notice of the meeting at which the approval of the sale will be voted upon At the time of this action, the Company was a reporting company under the Securities Exchange Act of 1934, as amended. As such, not only should there have been a shareholder meeting and notice, but prior to the meeting, the Company should have distributed either a proxy statement, if proxies were to be solicited, or an information statement, if no proxies were to be solicited. To the best of the Company's knowledge, none of this was done.

         Shareholders of the Colorado corporation are entitled to dissenter's rights when a sale of all or substantially all of the corporation's property is proposed. If any shareholder had dissented, such shareholder would have been entitled to the fair market value of his or her shares. On the date that a meeting should have been held, shareholders may have been deprived of such rights. In the last quarter 1997, the Company had assets of $3,260, liabilities of $130,674 and a shareholder deficiency of $127,414.

   THE COMPANY WISHES TO CORRECT THE ERRORS SET OUT IN ITEMS 1.1, 1.2 AND 1.3
           AND ACCORDINGLY, THE BOARD OF DIRECTORS OF THE COMPANY WILL
                      RECOMMEND AT THE MEETING THAT BLOCK 1
                          SHAREHOLDERS VOTE IN FAVOR OF
                             ITEMS 1.1, 1.2 AND 1.3.

Block 2: Shareholders of record on October 13, 1999:

         Item 2.1: to ratify the 1 for 200 reverse split effective February 24, 1997 and in the event a quorum cannot be reached for shareholders of record on January 24, 1997, to approve retroactively the 1 for 200 reverse split effective February 24, 1997 and ratify such action.

         See Item 1.1 above for the background of this action.

         Item 2.2: to ratify the share exchange with PetCare Inc. effective February 10, 1997 and in the event a quorum cannot be reached for shareholders of record on January 24, 1997, to approve retroactively the share exchange with PetCare Inc. effective February 10, 1997 and ratify such action.

         See Item 1.2 above for the background of this action.

         Item 2.3: to ratify the sale of the PetCare Inc. assets in October 1997 and in the event a quorum cannot be reached for shareholders of record on January 24, 1997, to approve retroactively the sale of PetCare Inc. assets in October 1997 and ratify such action.

         See Item 1.3 above for the background of this action.

         Item 2.4: to approve retroactively the 1 for 100 reverse split effective October 24, 1999 and ratify such action.

         On October 13, 1999, the majority shareholder of the Company, Jagerton Research Limited, executed a resolution authorizing a 1 for 100 reverse split effective that date. No shareholder meeting was held, no notice was sent to the shareholders, no proxies were solicited and no information statement was distributed.

         At the time of these actions, the Company was a reporting company under the Securities Exchange Act of 1934, as amended. As such, prior to the meeting, the Company should have distributed either a proxy statement, if proxies were to be solicited, or an information statement, if no proxies were to be solicited. Neither was done. Further, under Colorado law, a reverse split that results in fractional shares, gives shareholders who will receive fractional shares dissenter's rights and notice of such rights must be provided to the shareholder before the meeting. To the best of the Company's knowledge, this was not done.

         Any  shareholder  who was reduced to fractional  shares would have been entitled to dissenter's rights. If any shareholder had dissented, such shareholder would have been entitled to the fair market value of his or her shares. On the date of the meeting, when such shareholder may have been deprived of such rights, the Company had assets of $5,450, liabilities of $156,000 and a shareholder's deficit of $150,550.

         Item 2.5: to approve retroactively, effective December 14, 1998, a By Law amendment whereby the Board of Directors is reduced from not less than three
(3) to a minimum of one (1) and ratify such action.

         The Company's Bylaws require not less than three (3) nor more than seven (7) directors. The Bylaws also provide that the Board of Directors may amend the Bylaws by resolution. On December 14, 1998, there were three (3) directors and a corporate secretary. As part of the transaction whereby Jagerton Research Limited acquired 680,000 shares of the Company's Common Stock, the three (3) directors and corporate secretary resigned and Giuseppe Coniglione became the sole Director and President of the Company. Prior to such resignation, the existing three (3) directors could have amended the Bylaws by resolution; however, there is no record of such a resolution. If such resolution was made, but not recorded, then the reduction of the Board of Directors from not less than three (3) to a minimum of one (1) would have allowed Mr. Coniglione to act on his own. If such resolution was not made, Mr. Coniglione, as the sole Director, could have appointed two additional parties to fill the vacancies or could have amended the Bylaws to reduce the Board to a minimum of one (1). There is no record of Mr. Coniglione having taken such action although his subsequent actions indicate that this was his intent.

         Item 2.6: to approve retroactively and ratify the appointment and election of all Directors and Officers of the Company commencing February 7, 1997 and approve retroactively and ratify any and all actions of Directors and Officers of the Company commencing February 7, 1997 disclosed in filings made before the Securities and Exchange Commission ("SEC") made on or after that date.

         Commencing February 7, 1997, in addition to matters discussed above, including the matters voted upon at the February 7, 1997 meeting, the PetCare Inc. share exchange and the sale of the PetCare Inc. assets, the Company has taken certain actions up to October 13, 1999, including, but not limited to the following, which actions were reported in filings made before the SEC:

     1. As part of the share exchange transaction with PetCare Inc. on February 10, 1997, four (4) new directors were appointed.

     2. On February 21, 1997, the Board of Directors approved the 1997 Stock Award Plan and filed a registration statement on Form S-8 to register the shares. Further, the Board authorized the issuance of 75,000 shares under this plan to two (2) former officers of the Company.

     3. In March 1997, the Company changed its auditors from Schmidt & Associates to Janet Loss CPA. There does not appear to be a Form 8K filed in this matter.

     4. On July 18, 1997, the PetCare Inc. transaction was canceled. Two of the Directors appointed in February resigned and the two remaining appointed three (3) new Directors and a corporate secretary before they also resigned.

     5. In October 1997, the Board issued 490,000 shares to a related party for consulting services.

     6. In December 1997, the Board issued 40,000 shares to a related party for consulting services.

     7. In September 1998, the Company agreed to the sale of 720,000 shares by certain shareholders (50,000 in the form of options) to Jagerton Research Limited. At the same time, the Board approved a promissory note to Ameristar Group Inc., an affiliate of the selling shareholders, in the amount of $127,300 at 12% interest for past due consulting services.

     8. In December 1998, Jagerton Research Limited acquired approximately 680,000 shares and became the largest shareholder in the Company. The options were never exercised. The existing Board resigned and, at the request of Jagerton Research Limited, Mr. Coniglione became the sole Director and President of the Company. Jagerton Research Limited also acquired the promissory note held by Ameristar Group Inc.

     9. In March 1999, Mr. Coniglione, the President and sole Director loaned the Company $12,000.

     10. In May 1999, Mr. Coniglione appointed Richard Anslow as a Director and President of the Company and then resigned.

     11. In September 1999, the Company changed auditors from Janet Loss CPA to Varma & Associates CPA's.

               THECOMPANY WISHES TO CORRECT THE ERRORS SET OUT IN
                    ITEMS 2.1, 2.2, 2.3, 2.4, 2.5 AND 2.6 AND
               ACCORDINGLY, THE BOARD OF DIRECTORS OF THE COMPANY
                   WILL RECOMMEND AT THE MEETING THAT BLOCK 2
                       SHAREHOLDERS VOTE IN FAVOR OF ITEMS
                        2.1, 2.2, 2.3, 2.4, 2.5 AND 2.6.

Block 3: Shareholders of record on December 6, 2000:

         Item 3.1: to ratify the 1 for 200 reverse split effective February 24, 1997 and in the event a quorum cannot be reached for shareholders of record on January 24, 1997 and October 13, 1999, to approve retroactively the 1 for 200 reverse split effective February 24, 1997.

         See Item 1.1 above for the background of this action.

         Item 3.2: to ratify the share exchange with PetCare Inc. effective February 10, 1997 and in the event a quorum cannot be reached for shareholders of record on January 24, 1997 and October 13, 1999, to approve retroactively the share exchange with PetCare Inc. effective February 10, 1997 and ratify such action.

         See Item 1.2 above for the background of this action.

         Item 3.3: to ratify the sale of the PetCare Inc. assets in October 1997 and in the event a quorum cannot be reached for shareholders of record on January 24, 1997 and October13, 1999, to approve retroactively the sale of PetCare Inc. assets in October 1997 and ratify such action.

         See Item 1.3 above for the background of this action.

         Item 3.4: to ratify the 1 for 100 reverse split effective October 24, 1999 and in the event a quorum cannot be reached for shareholders of record on October 13, 1999, to approve retroactively the 1 for 100 reverse split effective October 24, 1999.

         See Item 2.4 above for the background of this action.

         Item 3.5: to ratify the By Law amendment reducing the Board of Directors from not less than three (3) to a minimum of one (1) effective December 14, 1998 and in the event a quorum cannot be reached for shareholders of record on October 13, 1999, to approve retroactively the By Law amendment reducing the Board of Directors from not less than three (3) to a minimum of one
(1) effective December 14, 1998.

         See Item 2.5 above for the background on this action.

         Item 3.6: to approve retroactively and ratify the appointment and election of all Directors and Officers of the Company commencing February 7, 1997 and approve retroactively and ratify any and all actions of Directors and Officers of the Company commencing February 7, 1997 disclosed in filings made before the SEC made on or after that date and until December 6, 2000.

         See Items 1.1, 1.2, 1.3 and 2.6 above for the period February 7, 1997 to October 13, 1999. Since October 13, 1999, in addition to matters discussed above, the Company has taken certain actions up to December 6, 2000, including, but not limited to the following, which actions were reported in filings made before the SEC:

     1.   In December 1999, Mr. Coniglione loaned the Company $100,000.

     2. In December 1999, the Company made a loan to Esteem Software Solutions for $85,000 payable in 36 months and bearing interest at the rate of 7% per annum. In the Form 10Q SB for the quarter ended September 30, 2000, the Company has written this note off as unrecoverable.

     3. In January 2000, the Company purchased 10% of the issued and outstanding shares of LP Records, Inc. ("LP Records") for $7,500. The principal owner and sole officer and director of LP Records is Mr. Perlstein's sister. In the Form 10Q SB for the quarter ended September 30, 2000, the Company has written off this investment as worthless.

     4. In January 2000, the Company purchased 1,010,000 shares of Europe Investor Direct, Ltd. ("EID") for $250,000. Mr. Perlstein owns 35% of EID and Mr. Luckman, a consultant for the Company, owns 20%. In the Form 10Q SB for the quarter ended September 30, 2000, the Company has written off this investment as worthless.

     5. In February 2000, the Company sold 4,000,000 shares of its Common Stock to Mr. Perlstein for $400,000 in a Regulation D, Rule 506 offering approved by the Board of Directors.

     6.   In February 2000, the Company changed its name to Incubate This! Inc.

     7. In April 2000, Mr. Anslow resigned as an Officer and Director and Mr. Perlstein was appointed as the sole Director and President.

     8. In May 2000, the Company approved the Year 2000 Employee/Consultant Stock Compensation Plan and registered the shares in this plan with the SEC on Form S-8. Thus far, the Company has issued 300,000 shares of stock under this plan to two (2) consultants.

     9. In May 2000, the Board of Directors approved a Regulation D, Rule 506 offering of up to 1,250,000 shares of the Company's Common Stock at $4 per share. To date, the Company has raised $3,340,000 under this offering, of which $48,000 is outstanding.

     10.  In May 2000, the Company entered into  consulting  agreements with six
          (6) individuals under which it agreed to issue a total of 435,000 shares. In addition, one of these consultants received an additional 400,000 shares in error that have since been canceled and another of the consultants, M. Greenbaum, has become a Director and corporate secretary for the Company.

     11. In June 2000, the Company approved the conversion of promissory notes in the face amount of $764,300 into 191,075 shares of its Common Stock. Mr. Perlstein and certain other principal shareholders were part of this conversion.

     12. In June 2000, the Company entered into the Investment Agreement with Organitech Ltd under which it invested $1,000,000 with that company in exchange for 12,460 Preferred Shares, representing 10% of that company on a fully diluted basis. The Company had options to purchase additional shares, three of which options have expired unexercised and one of which is about to expire unexercised.

     13. On October 18, 2000, the Company entered into a Share Exchange Agreement with Organitech Ltd.

         Item 3.7: to approve the Share Exchange in the Agreement dated October 18, 2000 between the Company and Organitech Ltd. and the issuance of shares of the Company's Common Stock equal to 62.5% of the issued and outstanding shares on the date of closing.

         On October 18, 2000, Organitech Ltd. ("Organitech") and the Company entered into a Stock Exchange Agreement providing that Organitech shareholders would exchange 100% of their issued and outstanding shares in exchange for 7,500,000 shares but not less than 62.5% of the Company's issued and outstanding shares. Under the agreement, Mr. Perlstein is required to turn in for cancellation such number of his shares so that the total issued and outstanding shares of the Company immediately prior to the closing shall equal 4,500,000. If closed, the transaction will effect a change of control to Organitech's management and effectively terminate the June 20, 2000 Investment Agreement. The closing of the transaction is subject to due diligence and other requirements on the part of both parties including approval by the Company's shareholders. The closing has been extended by agreement between the parties. The closing is not currently scheduled.

         Organitech is an Israeli start-up company, that is entering the last stage of development of a self- contained, automatic growing machine. Organitech has no revenues at this time. This machine is stackable and can automatically seed, transplant and harvest commercial quantities of fresh, clean, insecticide-free and pesticide-free, hydroponic produce on a daily basis. These stackable machine units permit the creation of a hydroponic farm of any size that grows ready-to-eat produce on a very small area in any part of the world without depending on weather or climate conditions. The mission of Organitech is to revolutionize the manner in which vegetables are planted, grown or harvested, by developing an effective system that produces high quality, pesticide-free crops requiring minimal space and supervision. Currently Organitech has no known direct competitors. There is no other known industrial system commercially available that produces fresh, clean, ready-to-eat, organic and hydroponic vegetables at a consistently reasonable cost.

         To complete the transaction, Organitech must receive approval from the Israeli Office of Chief Scientists and a tax ruling from the Israeli Tax Commission. The Company is required by Colorado law to submit the share exchange to its shareholders for approval. There have been no opinions rendered as to the fairness of this transaction or for any other matter. None of the Directors, Officers or beneficial owners of 5% or more of the Company's Common Stock currently are shareholders in Organitech.

         The Company presents the Share Exchange for approval in accordance with Colorado law. Should the transaction be approved and based upon the currently issued and outstanding shares of 5,668,102 as of December 6, 2000 and assuming no other issuances, prior to the closing Mr. Perlstein will turn in 1,168,102 of his shares and at the closing, the Company will issue 7,500,000 shares to Organitech representing 62.5% of the issued and outstanding shares and the total outstanding shares will be 12,000,000. Accordingly, the current Officer, Directors, beneficial owners of 5% or more of the Company's shares and all other current shareholders would have their ownership interests diluted by the issuance to Organitech and such dilution would effectively result in a change of control. The following table sets out the dilution.

Name or Group                            Type of Security      No. of       Current     Percentage
                                                               Shares      Percentage     After
                                                                                          Share
                                                                                        Exchange

Sharone Perlstein                             Common           3,406,250    60.10%       18.65%
                                                                                            (1)
Roni Greenbaum                                Common             150,000     2.65%        1.25%

Andreas Camenzind                             Common             340,000     6.00%        2.83%
Coniglione Consulting Group                   Common             318,000     5.61%        2.65%

All other current Shareholders prior
to approval                                   Common           1,446,852    25.53%       12.06%
Organitech Ltd.                               Common           7,500,000        0%        62.5%

(1) The percentage after the share exchange is based on 12,000,000 shares being issued and outstanding after the closing. Mr. Perlstein will turn in sufficient shares such that prior to the closing 4,500,000 shares will be issued and outstanding. Based upon 5,668,102 shares issued and outstanding as of December 6, 2000, Mr. Perlstein will surrender 1,168,102 of his shares and reduce his ownership of shares in the Company to 2,238,148.

         The share  exchange  gives holders in this Block 3  dissenter's  rights
under  the  Colorado  Statute.   For  information  on  dissenters'  rights,  see
Dissenters' Rights under Colorado Law.

         Item 3.8: to elect three (3) members to the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified.

         The Company's Bylaws, prior to the ratification and approval sought above, provided for a Board of Directors of not less than three (3) nor more than seven (7). Notwithstanding the Bylaw change for which ratification and approval is sought, the Company believes that it is best to elect at least three
(3)  Directors at this time.  The Board of Directors  currently  consists of two
(2), both of whom are standing for re-election and has nominated one other person.

         Background information appears below for each of the nominees for election as Directors. Although the Company does not anticipate that any of the persons named below will be unwilling or unable to stand for election, in the event of such an occurrence, the Board of Directors may or the shareholders may nominate replacements at the Meeting.

Name          Age   Business Experience
-------       ---   -------------------------

Sharone
Perlstein     29    Prior to joining the Company,  Mr. Perlstein founded EID and currently  serves as an interim Chief Executive  Officer and as a Director of Business Development for that company. From
                    1997 to the present,  Mr.  Perlstein has been an independent
                    consultant,   advising  and  assisting  private  and  public
                    companies in capital raises, acquisition/merger strategies, and corporate development. From 1996 to 1997, Mr. Perlstein was employed by Mathews Morris & Company, a French owned investment bank located at 660 Madison Ave. in New York
                    City.  During 1997, Mr. Perlstein served as the President of
                    Mathews  Morris & Company until his  resignation  in October
                    1997, at which time he became an independent investment banking consultant. In 1995, Mr. Perlstein received his Series 7 and 63 licenses and joined US Securities & Futures, a securities brokerage firm located at 110 Wall Street in New York City. In 1993, Mr. Perlstein founded and actively managed an import/export company which primarily dealt with perishable goods and which ultimately obtained the exclusive marketing rights for Pepperidge Farm products - a subsidiary of the Campbell Soup Corporation - covering the country of Israel. During this time, Mr. Perlstein also assisted in the export/import of European and Asian non- perishable goods to mass merchant retailers in the United States such as the Home Shopping Network and Walmart Stores.

Roni
Greenbaum     29    Prior to jointing  the  Company,  Mr.  Greenbaum  was one of
                    EID's early  private  investors.  From 1999 to present,  Mr.
                    Greenbaum has been  actively  engaged as a founder of Galtar
                    Investments,  an  Israeli  project  management  and  finance brokerage  firm  specializing  in real estate.  From 1996 to
                    1998,  Mr.   Greenbaum  was  director  of  development   for
                    Millennium Lofts Cooperation, a company that specialized in residential property development in North West London. Mr.
                    Greenbaum  holds an MSc in  Property  Investment  from  City
                    University,  City Business School in London. He also holds a
                    Second  Class  Degree  in BSc  Economics  &  Marketing  from
                    Guildhall  University,  London. Upon graduating Herzlia High
                    School in Israel, Mr. Greenbaum served as a Paratrooper in the Israeli Armed Forces, leaving the service under the rank of First Sergeant.

Andreas
Camenzind     37    Mr. Camenzind has been an independent  portfolio  consultant for the  past ten  (10)  years.  He  consults  with  several
                    companies   in  business   management   and   finance.   Mr.
                    Camenzind's experience and knowledge of finance will enable the Company to follow through on its business opportunities.

         Item 3.9: to consider and act upon a proposal to ratify the appointment of Varma & Associates, CPA's as the Company's independent public accountants for the fiscal years ending December 31, 2000.

         The Board of Directors has appointed Varma & Associates, CPA's, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2000. At the Meeting, the Company will seek ratification of the appointment of Varma & Associates, CPA's as the Company's auditors for the fiscal year ending December 31, 2000. Varma & Associates, CPA's prepared the audited financial statements for the Company for fiscal year ending December 31, 1999. A representative of Varma & Associates, CPA's is expected to be at the Meeting, will be given an opportunity to make a statement if he desires and is expected to be available to respond to appropriate questions.

         Item 3.10: to transact such other business as may be properly brought before a special meeting and any adjournments thereof.

         The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, approval by a majority of the shareholders of record on December 6, 2000 will carry all other business.

               THE COMPANY WISHES TO CORRECT THE ERRORS SET OUT IN
             ITEMS 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6, WISHES APPROVAL
                ON THE MATTERS SET OUT IN ITEMS 3.7, 3.8 AND 3.9
        AND WILL COOPERATE WITH MATTERS UNDER ITEM 3.10. ACCORDINGLY, THE
         BOARD OF DIRECTORS OF THE COMPANY WILL RECOMMEND AT THE MEETING
                THAT BLOCK 2 SHAREHOLDERS VOTE IN FAVOR OF ITEMS
                 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8 and 3.9.

                              STOCKHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement relating to the 2001 Annual Meeting of Stockholders, Stockholder proposals must be received no later than February 15, 2001. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than March 1, 2001, nor earlier than February 15, 2001. All Stockholder proposals should be marked for the attention of Corporate Secretary, Incubate This! Inc., 265 Sunrise Avenue, Suite 204, Palm Beach, Florida 33480.

                       WHERE YOU CAN FIND MORE INFORMATION

         The Company files annual, quarterly and current reports and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any documents the Company files with the SEC at their public reference facilities in Room 1024 at 450 Fifth Street N.W., Washington, DC 20549 or at regional offices located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511 and 7 World Trade Center, 13th Floor, New York, New York 10048. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Company's SEC filings also are available to the public on the SEC Internet site at http://www.sec.gov.

         The SEC allows the Company to "incorporate by reference" the information it files with them. This means that the Company can disclose important information to you by referring you to these documents. The information incorporated by reference is an important part of this Information Statement, and information that the Company files later with the SEC will update or supercede this information automatically. The Company has incorporated by reference the following documents, which were filed already with the SEC, and any future filings it makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act until the Meeting on January 5, 2001.

          (1)  Annual Report on Form 10KSB for the year ended December 31, 1999.
          (2) Quarterly Report on Form 10QSB for the quarter ended September 30, 2000 and the amendment thereto.
          (3)  The Company has not filed any current reports on Form 8K.

         You should rely only on the information included or incorporated by reference in this Information Statement. The Company has not authorized anyone to provide you with information different from that contained in this Information Statement.

         Any statement contained in this Information Statement or in a document incorporated or deemed to be incorporated by reference in this Information
Statement is deemed to be modified or superseded for purposes of this Information Statement to the extent that any of the following modifies or superseded a statement in this Information Statement or incorporated by reference in this Information Statement:

          (1) in the case of a statement in a previously filed document incorporated by reference or deemed to be incorporated by reference in this Information Statement, a statement contained in this Information Statement;
          (2) a statement contained in any supplement to this Information Statement; or
          (3) a statement contained in any other subsequently filed document that modifies or supersedes a statement in this Information Statement.

         Any modified or superseded statement will not be deemed to constitute a part of this Information Statement or any accompanying Information Statement supplement, except as modified or superseded. Except as provided by the above mentioned exceptions, all information appearing in this Information Statement and each accompanying Information Statement supplement is qualified in its
entirety  by  the  information  appearing  in  the  documents   incorporated  by
reference.

         The Company will provide, without charge to each person to whom a copy of this Information Statement is delivered, after their written or oral request, a copy of any or all of the documents incorporated by reference into this Information Statement, other than exhibits to the documents, unless the exhibits are incorporated specifically by reference in the documents. Requests may be made by writing or telephoning the following person:

         Donald F.  Mintmire, Esq.
         Incubate This!  Inc.
         Investor Relations
         265 Sunrise Avenue
         Suite 204
         Palm Beach, Florida 33480
         (561) 832-5696

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. IF YOU WISH YOUR VOICE TO BE HEARD AT THE MEETING, YOU MUST BE IN ATTENDANCE, IN PERSON, THROUGH YOUR AUTHORIZED REPRESENTATIVE OR BY TELEPHONE CONFERENCING TO 561-832-5696.

                          By order of the Board of Directors:

                          /s/ Sharone Perlstein
                          Sharone Perlstein, President

Palm Beach Florida
December 6, 2000


Attachments:      Copy of Article 113 of the Colorado Revised Statutes
                  Share Exchange Agreement with Organitech Ltd.

                                Colorado Statutes

                                   Article 113

                               Dissenters' Rights

                                     PART I
                                RIGHT OF DISSENT-
                               PAYMENT FOR SHARES

7-113-101. Definitions. For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent. (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

         (I) Approval by the  shareholders  of that  corporation is required for
the  merger  by  section   7-111-103   or   7-111-104  or  by  the  articles  of
incorporation; or

         (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or


(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321,ss.30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


7-113-103. Dissent by nominees and beneficial owners. (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.


(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.


                                     PART 2
                  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

7-113-201. Notice of dissenters' rights. (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. Notice of intent to demand payment. (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and (b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters' notice. (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action; (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited; (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made; (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection
(1) of this section is given; (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and (g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment. (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and (b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares. (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment. (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited; (b) A statement of the corporation's estimate of the fair value of the shares; (c) An explanation of how the interest was calculated; (d) A statement of the dissenter's right to demand payment under section 7-113-209; and (e) A copy of this article.

7-113-207. Failure to take action. (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action. (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer. (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated; (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207
(1).
(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection
(1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                                     PART 3
                          JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action. (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees. (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

Execution Copy





                            STOCK EXCHANGE AGREEMENT


                                      Among

                                 ORGANITECH LTD,

                       THE SHAREHOLDERS OF ORGANITECH LTD



                               INCUBATE THIS! INC.

                                       And

                                SHARONE PERLSTEIN



                                October __, 2000



THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                            STOCK EXCHANGE AGREEMENT

     THIS STOCK EXCHANGE AGREEMENT (the "Agreement") is made this ____ day of October, 2000 by and among (i) Lior Hessel ("HESSEL"), Technion Entrepreneurial Incubator Company Ltd. ("TEIC", and collectively with HESSEL, the "Founding Organitech Shareholders"); (ii) D. G. Pizza Ltd. and Arie and Anat Heller (the "Outside Organitech Shareholders", and, collectively with the Founding Organitech Shareholders, the "Organitech Shareholders"); (iii) Organitech Ltd, a company formed under the Israeli Companies law ("Organitech"); (iv) Incubate This! Inc., a Colorado corporation ("Incubate") and (v) Sharone Perlstein ("Perlstein").


                                   BACKGROUND

A. Organitech is engaged in the business research and development related to automatic cultivation of agricultural products as described in Exhibit A attached hereto (the "Business").

B. The issued and outstanding share capital of Organitech consists of 97,143 Ordinary Shares, all of which are owned by the Organitech Shareholders (the "Organitech Group Stock"), and 12,460 Preferred Shares, all of which are owned by Incubate.

C. Incubate holds certain warrants (the "Incubate Warrants" allowing it to purchase an aggregate amount of 53,602 shares of capital stock of Organitech.

D. Organitech is obligated to issue an aggregate amount of 8,500 shares to its employees under certain employee stock options.

E. Incubate desires to acquire the Organitech Group Shares thereby becoming the sole shareholder of Organitech.

F. Organitech Shareholders agree to transfer to Incubate th Organitech Group Shares in exchange for no less than 62.5% of Incubate's issued and outstanding shares (following such issuance) on a fully diluted basis.


         NOW THEREFORE, in consideration of the premises and of the mutual promises, covenants, representations and warranties made in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:


1.   DEFINITIONS

The following terms, as used herein, shall have the following respective meanings, unless the context otherwise require:

         1.1. "Accounts Receivable" shall mean all of the accounts receivable and notes receivable of Organitech or Incubate, as the case may be, created or arising in respect of the sale of products or services.

         1.2. "Affiliate" shall mean, as to any specified person, (a) any other person controlling, controlled by or under common control with such specified person, (b) any officer, director or partner of such specified person, (c) any other person of which such specified person is an officer, employee, agent, director, shareholder or partner or (d) any member of the Family Group of such specified person or of any individual who is an Affiliate of such specified person by reason of clause (a) or (b) of this definition. The term "control," with respect to any person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or a partnership interest, by contract or otherwise. "Family Group" means, as to any individual, such individual's spouse, ancestors, lineal descendants and trusts for the benefit of any of the foregoing, provided that all the income beneficiaries and remainderman of any such trust are such individual's spouse, ancestors or lineal descendants.

         1.3. "Books and Records" shall mean all records, documents, lists and files, relating to the business of the relevant entity, including, without limitation, executed originals of all contracts, purchase orders, sales orders, , lists of accounts, customers, suppliers and personnel, shipping records, , historical sales data and all books, , files and business records.

         1.4. "Business" shall have the meaning assigned to it in paragraph "A" of this section; Background of this Agreement.

         1.5. "Cash" shall mean all of the cash and cash equivalents of the relevant entity.

         1.6.  "Closing"  shall  mean  the  consummation  of  the   transactions
contemplated to occur   hereunder pursuant to Section 3 hereof.

         1.7. "Closing Date" shall mean November 10, 2000 or such (i) later date requested by Organitech in good faith as reasonably necessary to allow Organitech to complete its due diligence, or (ii) other date as shall be mutually agreed to in writing by Sharon, Incubate, Organitech and the Organitech Shareholders.

         1.8.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.9.  "Condition"  shall  mean  the   assets,  liabilities,   business,
prospects,   operations,  results  of  operations  or  condition  (financial  or otherwise) of the relevant entity.

         1.10.   "Consents"   shall   mean  any   consent,   waiver,   approval,
authorization, certification or exemption required from any person or under any Contract or requirement of law, as applicable.

         1.11. "Contracts" shall mean any written or oral agreements, contracts, commitments, leases and other instruments, documents and undertakings.

         1.12. "Due Diligence Investigation" shall mean the Incubate Due Diligence and the Organitech Due Diligence, as the case may be, as defined in Sections 6.1 and 6.2 hereof, respectively.

         1.13. "Employees" shall mean each of the employees of the relevant entity.

         1.14. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         1.15. "GAAP" shall mean generally accepted accounting principles in the United States, applied on a basis consistent with preceding periods and consistent throughout the periods involved.

         1.16. "Governmental Entity" shall mean any federal, state or local governmental authority, or any domestic or foreign administrative agency, department, commission, board, bureau or other governmental authority or instrumentality.

         1.17. "Incubate Exchange Shares" shall have the meaning assigned to it in Section 2.1 hereof.

         1.18. "Incubate Financial Statements" shall have the meaning assigned to it in Section 5.8.

         1.19. "Incubate Public Shareholders" shall have the meaning assigned to it in Section 3.2.2.7.

         1.20. "Incubate Warrants" shall have the meaning assigned to it in Background section above.

         1.21. "Indemnifiable Losses" shall mean all Losses and Legal Expenses with respect to which a party is required to indemnify the other in accordance with Section 9.1.

         1.22.  "Indemnified  Party"  shall  have  the meaning assigned to it in
Section 9.2 hereof.

         1.23.  "Indemnifying  Party"  shall  have the meaning assigned to it in
Section 9.2 hereof.

         1.24. "Intellectual Property and Information" shall mean all the following used in the Business: patents, applications for patents, trademarks, trademark registrations, applications for trademark registrations, trade names, service marks, copyrights, computer software and applications, trade secrets, product related artwork and know-how, (including any registrations and applications for registration thereof).

         1.25. "Legal Expenses" shall mean any and all reasonable attorneys' fees and out-of-pocket expenses and costs of any kind incurred by such person and its counsel in any legal proceeding (whether as plaintiff or as defendant), including, without limitation, investigating, preparing for, defending against or providing evidence, producing documents or taking other action with respect to any threatened or asserted claim.

         1.26. "Liabilities" shall mean any and all obligations or liabilities of any nature whatsoever, express or implied, matured or unmatured, disputed, liquidated, unliquidated, absolute, fixed or contingent, known or unknown (except as otherwise expressly set forth herein).

         1.27. "Liens" shall mean liens, pledges, claims, charges, security interests, and other encumbrances or rights of third parties of any nature whatsoever.

         1.28. "Losses" shall mean any and all damages, losses, obligations, deficiencies, Liabilities, claims, encumbrances, penalties, fines, costs and expenses, including, without limitation, any diminution in value of any real or personal property and Legal Expenses.

         1.29. "Original Date" shall mean the earliest date on which Perlstein became a shareholder, officer or director of Incubate.

         1.30. "Organitech Financial Statements" shall have the meaning assigned to it in Section 4.20 hereof.

         1.31. "Organitech Group Shares" shall mean all of the Organitech Shares except those shares owned by Incubate.

         1.32. "Organitech Shares" shall mean all shares of Organitech ordinary shares issued and outstanding as of the Closing Date.

         1.33. "Proprietary Information" shall mean the confidential information about a party furnished by it, or on its behalf, to any other party; provided, however, that Proprietary Information shall not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the receiving party in violation of this Agreement, (ii) was available to the receiving party on a non-confidential basis prior to its disclosure by the disclosing party, or (iii) becomes available to Incubate on a non-confidential basis from a person other than the disclosing party who is not otherwise bound by a confidentiality agreement with the disclosing party.

         1.34. "SEC" shall mean the United States Securities and Exchange Commission.

         1.35. "SEC Documents" shall have the meaning set forth in Section 5.33.

         1.36. "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         1.37. "Survival  Period"  shall  have  the  meaning  assigned  to it in
Section 9.4 hereof.

         1.38. "Taxes" shall mean (i) all taxes, charges, fees, levies or other assessments including, without limitation, all net income, gross income, gross receipts, sales, use, ad valore, transfer, franchise, profits, payroll, employment, social security, unemployment, excise, estimated, stamp, occupancy, occupation, property or other similar taxes, including any interest or penalties thereon, and additions to tax or additional amounts imposed by any federal, state, local or foreign governmental authority, domestic or foreign, or (ii) all liability for the payment of any taxes, interest, penalty, addition to tax or like additional amount resulting from the application of Treasury Regulation ss.1.1502- 6 or comparable law or regulation.

         1.39. "Tax Returns" shall mean any federal, state and local income and sales tax returns which are required to be filed any party.

2.       EXCHANGE OF SHARES

         2.1. The Exchange. Subject to the terms and conditions contained in this Agreement, effective upon the Closing on the Closing Date, the Organitech Shareholders shall sell, assign, transfer and deliver to Incubate the Organitech Group Shares in exchange for Seven Million Five Hundred Thousand 7,500,000) shares of common stock (the "Incubate Exchange Shares"), free and clear of all Liens, such that Organitech shall become a wholly-owned subsidiary of Incubate. The Incubate Exchange Shares shall constitute at least 62.5% of Incubate's issued and outstanding shares of capital stock following their issuance.

3.       CLOSING

     3.1. General. Unless otherwise agreed to by the parties hereto, the closing under this Agreement (the "Closing") will be held at Pepper Hamilton LLP, 1201 Market St., Wilmington, Delaware, USA.

          3.2. Deliveries. At the Closing and as a condition to Closing:

          3.2.1.  The Organitech  Shareholders  and  Organitech  will deliver to
Incubate:

               3.2.1.1 Share Transfer Deeds properly executed evidencing all of the Organitech Group Shares, properly endorsed by the respective Organitech Shareholders, free and clear of any Liens and accompanied by such stock power and other documents as may be necessary to transfer record ownership of the Organitech Group Shares into Incubate's name;

               3.2.1.2 All of the Books and Records of Organitech from the date of its formation to the present;

               3.2.1.3 Resignations of all of the officers and directors of Organitech;

               3.2.1.4 An estoppel  certificate in form and substance reasonably satisfactory to Incubate executed by each of the Organitech shareholders listed on Schedule 3.2.1.4 hereto (which list shall include all Organitech's shareholders immediately prior to Closing hereunder) confirming, among other things, that (1) its/his sole rights with regard to Organitech are attributable to its/his ownership of the Organitech's shares; and (2) it/he has no other claims against, or rights in or against Organitech (including, without limitations, registration or other preference rights) and against any other shareholder, director or office holder; and (3) its rights attributable to its ownership of the Organitech Group Shares do not prevent or negate any of the transactions contemplated herein; and (4) the Company has no agreements, obligations, or promises, whether written or oral, with any of them.

               3.2.1.5 An opinion letter of Organitech's Israeli counsel, dated as of the Closing Date, substantially set forth in Section 7.7 hereof; and

               3.2.1.6 All other agreements, certificates, consents, approvals and documentary evidence required to be delivered pursuant to the Organitech Shareholders' obligations hereunder.

               3.2.2. Incubate will deliver to Organitech Shareholders:

               3.2.2.1 Certificates evidencing the Incubate Exchange Shares, and evidence of the recording of the ownership of the Incubate Exchange Shares by the respective Organitech Shareholders', in the amounts proportional to their respective holding of the Shares as listed on Schedule 3.2.2.1, in Incubate's stock ledger;

               3.2.2.2  Board  resolutions   authorizing  the  issuance  of  the
Incubate Exchange Shares to the respective Organitech Shareholders;

               3.2.2.3 The written resignation, effective upon the Closing Date, of all directors and officers of Incubate, except that of the Organitech Shareholders designees listed on Schedule 3.2.2.3, dated subsequent to the Board resolutions described in the preceding paragraph;

               3.2.2.4  Evidence  reasonably   satisfactory  to  the  Organitech
Shareholders and their legal counsel that all of Incubate's available cash may be used for contribution to Organitech for use in its Business;

               3.2.2.5 Audited financial statements of Incubate filed with the SEC;

               3.2.2.6 A certificate from Sharone Perlstein certifying as to the representations and warranties of Incubate in Section 5 hereof;

               3.2.2.7 An estoppel certificate in form and substance reasonably satisfactory to the Organtiech Shareholders executed by each of the Incubate inside shareholders listed on Schedule 3.2.2.7 hereto (which list shall include all Incubate's shareholders immediately prior to Closing hereunder, other than the public shareholders (the "Incubate Public Shareholders") which Incubate has represented constituting less than 2% of Incubate's issued stock as of Closing) confirming, among other things, that (1) its/his sole rights with regard to Incubate are attributable to its/his ownership of the Incubate's shares; and (2) it/he has no other claims against, or rights in, Incubate (including, without limitations, registration or other preference rights); and against any other shareholder, director or office holder; and (3) its rights attributable to its ownership of the Incubate shares do not prevent or negate any of the transactions contemplated herein; and (4) the Company has no agreement, obligations, or promises, whether written or oral, with any of them.

                    3.2.2.8 An opinion letter of Incubate's counsel, dated as of the Closing Date, substantially in form set forth in Sestion 8.7 hereof; and

                    3.2.2.9  All  other  agreements,   certificates,   consents,
approvals and documentary evidence required to be delivered pursuant to the Incubate's obligations hereunder.

                    3.2.2.10 Evidence satisfactory to the Organitech Shareholders under which, at the time of Closing, Incubate does not own any assets other than cash in the bank, and that Incubate is not engaged in any business other than being a shareholder of Organitech and has no liabilities other than those set forth on Schedule 3.2.2.10 attached hereto.

                    3.2.2.11 All of the Books and Records of Incubate from the date of its formation to the present;

     3.3. Expenses. Except as otherwise expressly provided herein, each party shall bear its own costs incurred in connection with the negotiation, execution and delivery of this Agreement and consummation of the transactions contemplated hereby.

     Subsequent Documentation. Each party hereto shall at any time and from time to time upon the request of any other party hereto execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, all such further assignments, instruments of sale and transfer and other documents as may be reasonably required to fully effectuate the transactions contemplated herein.

     3.5 Incubate Warrants. The Incubate Warrants shall expire and be of no further effect as of Closing.

4.       REPRESENTATIONS AND WARRANTIES RESPECTING ORGANITECH.

     The parties specified in each of the following sub-sections hereby, severally, make the following representations and warranties to Incubate, each of which shall survive the Closing and expire only in accordance with Section
9.4 hereof:

     4.1. Organization, Power and Authority. Organitech and the Founding Organitech Shareholders represent that Organitech is a corporation duly organized, validly existing and in good standing under the laws of Israel. Organitech has full corporate power and corporate authority, and all material governmental permits, licenses and consents, to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Organitech does not own any equity interest in any corporation or other entity. Organitech has the power and authority to own its property and to carry on its business as presently conducted, and Organitech has the right, power, authority and capacity to enter into and perform this Agreement and to carry out the transactions contemplated hereby. Organitech has the right, power, authority and capacity to enter into any agreements contemplated hereby and to perform its obligations hereunder. Correct and complete copies of the [Memorandum and Articles of Association ("Incorporation Documents").] of Organitech, as amended to date, have been previously delivered to Incubate.

     4.2. No Violation. Organitech represents that Organitech is not in violation of any term of its Incorporation Documents, as amended to date, or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to it.

     4.3. Restrictions. Each of the Organitech Shareholders, in his or its capacity as a shareholder of Organitech, hereby declares, represents and warrants that any restrictions on the sale and transfer of the Organitech Group Shares have been duly observed and that this Agreement is full evidence thereof.

     4.4. Authorization. Organitech and each of the Organitech Shareholders represent that this Agreement constitutes the valid and binding obligation of the Organitech Shareholders and Organitech, enforceable against each of them in accordance with its terms. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action of Organitech, and by all necessary corporate actions on the part of each of the Organitech Shareholders.

     4.5. Capitalization of Organitech. Organitech and each of the Organitech Shareholders represent that: Organitech's authorized capital stock (the "Organitech Shares") consists of 3,000,000 shares of Ordinary Shares, of which 97,143 shares are issued and outstanding and owned of record and beneficially by the Organitech Shareholders in the respective amounts listed on Schedule 4.5, and 500,000 Preferred Shares, of which 12,460 are issued and outstanding and, to the knowledge of Organitech, owned beneficially and as of record by Incubate. The Organitech Shares have been validly issued, fully paid and nonassessable and none of the Organitech Shares have been issued in violation of any preemptive or similar right. Except for the Organitech Shares, the warrants held by Incubate, and the employee stock options, Organitech has issued no other shares of capital stock, there are no outstanding warrants, options or other rights, commitments, agreements or understandings to purchase or acquire any shares of capital stock or other equity securities of Organitech, and there are no outstanding debt securities of the Organitech convertible into equity securities or otherwise containing equity provisions. [Except as set forth in
Schedule 4.5,] there are no restrictions on the transfer of Organitech's capital stock to Incubate other than those arising from applicable securities laws and the Chief Scientist Office.

         4.6.  Each of the  Organitech  Shareholders  represent  that he has not entered into or granted any outstanding warrants, options, commitments, agreements or understandings with any person or entity (except for the transactions contemplated by this Agreement) to sell, transfer or otherwise dispose of any of the Organitech Group Shares.

         4.7. The Founding Organitech Shareholders represent that Organitech is not under any obligation whatsoever to issue any further shares or debentures and no resolution to that effect has been passed in respect of Organitech, other than to its employees under stock option plans which at the time of Closing shall be exchanged for options of Incubate.

         4.8. Title to Shares. The Organitech Shareholders represent that the Organitech Shareholders have good and valid title to the Organitech Group Shares, free and clear of all Liens [(except for any Liens disclosed on Schedule 4.8, each of which Liens will be discharged at the Closing)]. Upon delivery of the Organitech Group Shares to Incubate and receipt in exchange therefore of the Incubate Exchange Shares pursuant hereto, good and valid title to the Organitech Group Shares, free and clear of all Liens, will pass to Incubate.

         4.9. Subsidiaries; Investments in Other Entities. Organitech and the Founding Organitech Shareholders represent that Organitech has no direct or indirect investments in, and is not a party to any agreement, commitment or understanding requiring Organitech to purchase or acquire any interest in, the equity of any corporation, trust, partnership or business entity, or debt securities convertible into such securities or otherwise containing equity provisions.

         4.10. No Conflicts; Absence of Restrictions. Organitech and the Organitech Shareholders represent that except for third parties' consents which will be obtained prior to Closing, the execution, delivery and performance of this Agreement by the Organitech Shareholders and Organitech will not (i) contravene any provision of the Organitech's [Incorporation Documents, (ii) result in a breach of, or constitute a default under, any agreement or other document to which the Organitech Shareholders or Organitech is a party or by which the Organitech Shareholders or Organitech is bound, or any decree, order or rule of any domestic or foreign court or governmental agency or any provision of applicable law which is binding on the Organitech Shareholders or Organitech or on any of the Organitech Group Shares, or (iii) result in the creation or imposition of any mortgage, Lien, assessment, or restriction of any nature on any of the Organitech Group Shares or give to others any interest or rights therein or create in any third party the right to modify, terminate or accelerate (or to make a claim for damages in respect of) any instrument or contract to which the Organitech Shareholders or Organitech is a party or by which the Organitech Shareholders or Organitech is bound.

         4.11. Government and Third-Party Approvals. Organitech and the Organitech Shareholders represent that [except for the approval by the Chief Scientist Office or as listed on Schedule 4.11 attached hereto,] no consent by, approval or authorization of or filing, registration or qualification with any Governmental Entity, or any corporation, person or other entity (including any party to any contract or agreement with the Organitech Shareholders or Organitech) is required (i) for the execution, delivery and performance of this Agreement by the Organitech Shareholders and Organitech, (ii) in connection with the consummation of the transactions contemplated hereby and thereby by either the Organitech Shareholders or Organitech, or (iii) in order to vest in Incubate good and marketable title in and to all of the Organitech Group Shares upon the Closing.

         4.12. Title to Assets; Adequacy of Assets Organitech represents that it has good and marketable title to its properties and assets, whether tangible or intangible, and whether consisting of real or personal property, including, without limitation copyrights, patents, trademarks and other intangibles (if any) which it purports to own, as well as all of the properties and assets reflected in the FY 1999 Organitech Balance Sheet and those acquired since the date thereof (except in each case for properties and assets sold or otherwise disposed of in the ordinary course of business consistent with past practice since the date thereof). On the Closing Date, Organitech will have good and marketable title to its properties and assets reflected in the Closing Date Balance Sheet. Except as set forth on
Schedule 4.12, no property used by Organitech in connection with the Business is located other than in the possession of Organitech. All leases of personal property to which Organitech is a party, are fully effective and afford Organitech peaceful and undisturbed possession of the subject matter of the lease.

         4.13. Cash Accounts. Organitech represents that Schedule 4.13 lists each bank and mutual fund account and safe deposit box of Organitech and each person authorized to sign checks or withdraw funds from such accounts and to have access to such safe deposit boxes.

         4.14.    [Reserved]

         4.15.    [Reserved].

         4.16.    [Reserved]

         4.17. Intellectual Property and Information. Organitech and the Organitech Shareholders represents that no claim is pending or, to their knowledge, threatened to the effect that: (i) the present or past operations of the Business infringe upon or conflict with the asserted rights of any other person in respect of any Intellectual Property and Information or (ii) any Intellectual Property and Information is invalid or unenforceable.

         4.18. No Infringement. Organitech represents that to the best of its knowledge (without conducting a patent search), none of the patents, trademarks, trade names, service marks, copyrights, computer programs or trade secrets included within the Intellectual Property and Information infringes on the rights of third parties.

         4.19.    [Reserved].

         4.20.    Organitech [Consolidated] Financial Statements.

                  4.20.1. Incubate acknowledges that Organitech is a start-up company and has therefore no significant reportable financial information. Organitech shall have delivered to Incubate at or prior to Closing a balance sheet and a statement of income and retained earnings and statement of cash flow as of the most recent completed quarter (referred to collectively as the "Organitech Financial Statements").

                  4.20.2. Organitech and Hessel represent that the Organitech Financial Statements shall fairly present the financial condition and the results of the operations Organitech as at the date thereof and for the periods reported therein.

                  4.20.3. To the knowledge of Organitech and Hessel, Organitech has no Liabilities except as reflected in the Organitech Financial Statements or any Liabilities which arose after the date of the Agreement in the ordinary course of business of Organitech and in compliance with the covenants and agreements of Organitech herein contained.

         4.21. Affiliated Relationships. Organitech represents that all services rendered and all goods sold by (i) Organitech to any of the Organitech Shareholders or any Affiliate(s) of the Organitech Shareholders, or (ii) by any of the Organitech Shareholders or any Affiliate(s) of the Organitech Shareholders to Organitech, have been recorded in the accounts of Organitech at their full value as if they were transferred in arm's length transactions.

         4.22. Permits and Approvals. Organitech represents that Schedule 4.22 contains a true and correct description of all licenses, permits, approvals, authorizations, consents and registrations issued in favor of Organitech, all of which are in full force and effect and the Business is currently being operated in compliance in all material respects with the terms of each of the foregoing.

         4.23. Compliance with Law. Organitech represents that except as disclosed in Schedule 4.23, Organitech has complied in all material respects with each, and are not in violation of any, law, ordinance or governmental rule or regulation to which Organitech is subject and has not failed to obtain, or to adhere in all material respects to the requirements of, any license, permit or authorization necessary to the ownership of its assets or the operation of the Business.

         4.24.             [Reserved]

         4.25.   Litigation.   Organitech   represents   that   no   litigation,
arbitration, investigation or other proceeding of or before any court, arbitrator or governmental or regulatory official, body or authority is pending or, to the knowledge of Organitech, threatened against Organitech or the transactions contemplated by this Agreement, and Organitech has no knowledge of any basis for any such litigation, arbitration, investigation or proceeding. Organitech is not a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority.

         4.26. Conduct of Business. Organitech represents that since the date of the Organitech Financial Statement, the Business has been conducted only in the ordinary course and in a manner consistent with past practices.

         4.27.    [Reserved]

         4.28.  Contracts, Leases, Etc.   Organitech represents that [except  as
listed and described on Schedule 4.28 or any other Schedule attached hereto,] Organitech is not a party to any written Contracts of the type described below:

                  4.28.1. agreement or commitment with any current or former shareholder, director, or officer, or any of their Affiliates;

                  4.28.2. agreement or commitment to sell or supply products or to perform services which obligates Organitech to sell products or perform services which involves in any one case $[10,000] which is not cancelable on thirty (30) days notice or less without penalty;

                  4.28.3. ease under which Organitech is either lessor or lessee of personal property requiring annual lease payments (including rent and any other charges) in excess of $[10,000], and any lease under which Organitech is the lessor of real property;

                  4.28.4. note, debenture, mortgage, pledge, charge, security agreement, bond, conditional sale agreement, equipment trust agreement, letter of credit agreement, loan agreement or other contract or commitment for borrowing or lending of money (including, without limitation, loans to or from current or former officers, directors, shareholders or any member of their Affiliates), agreement or arrangements for a line of credit or guarantee, pledge or undertaking of the indebtedness of any other person;

                  4.28.5. agreement, contract or commitment for any capital expenditure in excess of $[10,000];

                  4.28.6.   agreement,   contract   or  commitment  limiting  or
restraining it from engaging or competing in any lines of business with any person;

                  4.28.7. license, franchise, distributorship or other similar agreement, including those which relate in whole or in part to any patent, trademark, tradename, service mark or copyright or to any ideas, technical assistance or other know-how of or used by it in the operation of its Business;

                  4.28.8. power of attorney granted by Organitech in favor of any person or entity;

                  4.28.9.  other   agreement   requiring   payments   or   other
 consideration by or from Organitech in excess of $[10,000] during the remainder of its term; or

                  4.28.10. licensing arrangements, joint ventures and royalty and franchise agreements.

                  4.28.11. Organitech, and to the knowledge of Organitech, the other parties thereto, are in compliance with the provisions of each of the Contracts; neither Organitech nor, to the knowledge of Organitech, any of the other parties thereto, are in default in the performance, observance or fulfillment of any obligation, covenant or condition contained therein; and no event has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default thereunder by Organitech, and any other party.

         4.29.    [Reserved].

         4.30. Tax Audit and Returns. Organitech represents that Organitech has duly and timely filed all Tax Returns and has paid all Taxes shown thereon. Organitech has made sufficient provision for the payment of all Taxes required to be accrued which are not yet payable as of the Closing. The Tax Returns are true, complete and correct in all respects. No deficiency in the payment of any Taxes for any period to the date hereof has been assessed against the Organitech by any taxing authority which has not been discharged in full.

         4.31.    [Reserved]

         4.32.    [Reserved]

         4.33.    [Reserved]

         4.34. Transactions with Affiliates. Organitech represents that there are no contracts, obligations or arrangements between Organitech and any current director, officer, shareholder or employee of Organitech or any Affiliate of any such person [except for those identified on Schedule 4.34 or another Schedule hereto, a complete copy of each of which (including all amendments) has been delivered to Incubate]. [Except as set forth on Schedule 4.34,] Organitech is not indebted to any of the the Organitech Shareholders or any of their Affiliates.

         4.35.  Compensation  to  Employees,  Etc.  Organitech  represents  that
Schedule 4.35 lists each of its Employees. In addition, Schedule 4.35 lists (i) the base salary, as currently in effect, for each Employee, (ii) the bonus arrangements, if any, currently in effect for each of such Employees, (iii) the commission arrangements, if any, currently in effect for each of such Employees and (iv) the date on which the most recent salary increase went into effect for each of such Employees and the amount of each such increase. There are no Contracts (including, without limitation, collective bargaining agreements) with any officer, director, employee or independent contractor of the Company or any of its Subsidiaries[, except as set forth on Schedule 4.35]. There are no pension plans or profit sharing plans, commission agreements, bonus, stock options, other plans, agreements or arrangements providing for any officer, director, employee or independent contractor of the Organitech to receive any remuneration or other benefit[, except as set forth on Schedule 4.35]. There is not pending or, to the knowledge of Organitech , threatened any labor dispute or work stoppage involving any employee or independent contractor of, or affecting the Business, or any obligation to continue the employment or engagement of any of the officers, directors or employees of Organitech[, except as set forth on
Schedule 4.35].

         4.36.    [Reserved].

         4.37.    [Reserved].

         4.38. Investment Representation Each Organitech Shareholder represents and warrants to and for the benefit of Incubate as follows:

                  4.38.1. He or it is acquiring the Incubate Exchange Shares hereunder for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act;

                  4.38.2. He or it, together with his or its financial advisors, have such knowledge and experience in business and financial matters so as to enable him or it to understand and evaluate the risks of his or its investment in the Incubate Exchange Shares and to form an investment decision with respect thereto.

                  4.38.3. He or it understands that Incubate is not obligated to register the Shares under the Securities Act and, accordingly, that the Shares to be sold to him or it hereunder may have to be held indefinitely by him or it unless so registered under the Securities Act or unless an exemption from the registration provisions of the Securities Act is available.

                  4.38.4. He or it, together with his or its attorneys and financial advisers, have been afforded the opportunity during the course of negotiating the transactions contemplated by this Agreement (i) to review, and have reviewed, such documents and written materials related to Incubate, its business and operations, and (ii) to ask, and have asked, questions of, and to secure such information from, Incubate and its respective officers and directors as he or it deems necessary to evaluate the merits and risks of entering into this Agreement and receiving the Incubate Exchange Shares in connection herewith.

         4.39. Corporate Records. Organitech represents that the corporate books and records of the Organitech have been maintained in accordance with applicable law, and fairly record and reflect all transactions material to the operations of Organitech.

         4.40. Statements and Other Documents Not Misleading. Organitech represents that neither this Agreement, including all schedules and exhibits hereto, nor any other financial statement, document or other instrument heretofore or hereafter furnished by Organitech or the Organitech Shareholders to Incubate in connection with the transactions contemplated hereby contains or will contain any untrue statement of any material fact or omits or will omit to state any material fact required to be stated in order to make such statement, document or other instrument not misleading.

         4.41. Statements True. Each of the Organitech Shareholders represents as to himself or itself that no financial statement, document or other instrument heretofore or hereafter furnished by each such Organitech Shareholder to Incubate authorizing the transactions contemplated hereby contains or will contain any untrue statement of any material fact or omits or will omit to state any material fact required to be stated in order to make such statement, document or other instrument not misleading.

         4.42. Outside Organitech Shareholders. Anything set forth herein to the contrary notwithstanding, the Outside Organitech Shareholders have not, and shall not be deemed to have, made any representations, warranties, statements or covenants whatsoever to any other party hereto in connection with the transactions contemplated hereby, except for the representations set forth in Sections 4.4 and 4.6 above (which representations shall be severally with respect to each respective shareholder's shares) and their sole and limited obligation hereunder shall be to transfer at Closing to Incubate their respective shares in Organitech in exchange for the issuance to each of them of the Incubate Exchange Shares as contemplated herein.

5.   REPRESENTATIONS AND WARRANTIES RESPECTING INCUBATE

                  Incubate and Perelstein hereby make the following representations and warranties to Organitech and the Organitech Shareholders, each of which shall survive the Closing and expire only in accordance with
Section 9.4 hereof:

         5.1. Organization, Power and Authority. Incubate is a corporation duly formed, validly existing and in good standing under the laws of the State of Colorado. Incubate is not qualified to do business as a foreign corporation in any jurisdiction other than the State of Florida, and such qualification is not presently required. Incubate has full corporate power and corporate authority, and all material government permits, licenses and consents, to carry on the business in which it is engaged and to own and use the properties owned and used by it. At Closing, Incubate will not own any equity interest in any corporation or other entity other than Organitech.

         5.2. Due Authorization. The execution and delivery of this Agreement by Incubate and performance of the obligations of Incubate contemplated hereby have been duly and validly authorized by all necessary corporate action. Incubate has the right, power and authority to enter into and perform this Agreement and any other agreements contemplated hereby, and this Agreement constitutes the valid and binding obligations of Incubate, enforceable against Incubate in accordance with its terms.

         5.3. Issuance of Shares. Each of the Incubate Exchange Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, will not be subject to preemptive rights or other similar rights of shareholders of Incubate, and will not impose personal liability on the holders thereof. No further approval or authority of the shareholders or the Board of Directors of Incubate is required for issuance and transfer of the Incubate Exchange Shares as contemplated in this Agreement. Subject to the accuracy of the Organitech Shareholders' representations and warranties in Section 4 of this Agreement, the issuance and transfer of the Incubate Exchange Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

         5.4. Capitalization of Incubate. The authorized capital stock of Incubate consists of (a) 800,000,000 shares of common stock, of no par value per share, of which only 4,500,000 will be issued and outstanding at Closing(the "Incubate Shares") and (b) 100,000,000 shares of preferred stock none of which are issued. The Incubate Shares have been validly issued, are fully paid, nonassessable, free of Liens, options, restrictions and legal or equitable rights of others not a party to this Agreement and have been issued in compliance with all federal and state securities laws. None of the Incubate Shares have been issued in violation of any preemptive or similar right. Except for the Incubate Shares, Incubate has issued no other shares of capital stock, there are no outstanding warrants, options or other rights, commitments, agreements or understandings to purchase or acquire any shares of capital stock or other equity securities of Incubate, and there are no outstanding debt securities of Incubate convertible into equity securities or otherwise containing equity provisions. Incubate has not reserved any of its authorized shares of capital stock for any purpose. There are no restrictions on the transfer of Incubate's capital stock other than those arising from federal and state securities laws, and (b) except for this Agreement, Incubate has no understandings or agreements with any person or entity respecting Incubate's capital stock or other securities of the Incubate. Except as contemplated by this Agreement, Incubate is not under any obligation whatsoever to issue any further shares or debentures and no resolution to that effect has been passed in respect of Incubate. Immediately following the Closing, there will be ______________ shares of common stock issued and outstanding, the ownership of which is set forth in Schedule 5.4. [4.5M shares to pre-closing Incubate shareholders, 7.5M shares to Organitech Shareholders, and 1M to employees of Organitech under their stock options] All of the shareholders of Incubate have valid title to such shares and acquired their Incubate shares in a lawful transaction and in full compliance with all federal laws and state laws (including the respective securities laws). None of Incubate's issued shares, except for shares owned by the Incubate Public Shareholders, are or shall become tradable prior to May of 2001.

         5.5. Subsidiaries; Investments in Other Entities. Except for those ownership interests expressly identified in Schedule 5.5, Incubate has no direct or indirect investments in, and is not a party to any agreement, commitment or understanding requiring Incubate to purchase or acquire any interest in, the equity of any corporation, trust, partnership or business entity, or debt securities convertible into such securities or otherwise containing equity provisions. At Closing, Incubate shall have no subsidiaries or interests in entities other than Organitech.

         5.6. No Conflicts; Absence of Restrictions. The execution, delivery and performance of this Agreement by the Incubate will not (i) contravene any provision of Incubate's Articles of Incorporation or Bylaws, (ii) result in a breach of, or constitute a default under, any agreement or other document to which Incubate is a party or by which Incubate is bound, or any decree, order or rule of any domestic or foreign court or governmental agency or any provision of applicable law which is binding on Incubate or on any of the Incubate Exchange Shares or any of Incubate's assets, or (iii) result in the creation or imposition of any mortgage, Lien, assessment, or restriction of any nature on any of the

Incubate Exchange Shares or any of Incubate's assets or give to others any interest or rights therein or create in any third party the right to modify, terminate or accelerate (or to make a claim for damages in respect of) any instrument or contract to which Incubate is a party or by which Incubate is bound. Incubate is not in violation of its Articles of Incorporation or Bylaws, and Incubate is not in default (and no event has occurred which with notice or lapse of time or both could put Incubate in default) under any agreement, indenture or instrument to which Incubate is a party or by which any property or assets of Incubate are bound or affected. Incubate is not conducting its business in violation of any law, ordinance or regulation of any Governmental Entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, Incubate is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue and transfer the Incubate Exchange Shares in accordance with the terms hereof. In the case of the issuance and transfer of the Incubate Exchange Shares, all consents, authorizations, orders, filings and registrations which Incubate is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

         5.7. Title to Properties and Assets; Liens, etc. Incubate has good and marketable title to its properties and assets, in each case subject to no mortgage, Lien or lease, other than the lien of current taxes not yet due and payable. At Closing, the only assets of Incubate shall be Cash in an amount no less than [$3,000,000] and shares in Organitech.

         5.8. Incubate Financial Statements. Incubate has delivered to Organitech audited consolidated financial statements of Incubate (including balance sheet and profit and loss statement) for the periods ended [December 31, 1998, 1999 and June 30, 2000 YTD] (collectively, the "Incubate Financial Statements"). The Incubate Financial Statements have been prepared in accordance with GAAP. The Incubate Financial Statements fairly present the financial condition and operating results of Incubate as of the dates, and for the periods, indicated therein. Except as set forth in the Incubate Financial Statements, Incubate has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to [June 30, 2000] and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Incubate Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of Incubate. Except as disclosed in the Incubate Financial Statements, Incubate is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         5.9. Absence of Certain Changes. Since June 30, 2000, there has not been (a) any material adverse change in or affecting the condition, financial or otherwise, or in the earnings or assets of Incubate, whether or not arising in the ordinary course of business, (b) any transactions entered into by Incubate, other than those in the ordinary course of business, which are material with respect to Incubate, (c) any dividend or distribution of any kind declared, paid or made on the capital stock of Incubate, or (d) any loss or damage (whether or not insured) to the physical property or assets of Incubate which has a material adverse effect.

         5.10. Material Contracts and Commitments. Neither Incubate, nor to Incubate's knowledge, any third party, is in default under any contract, agreement or instrument to which Incubate is a party.

         5.11. Employees. Incubate does not have, and at Closing will not have, any employee. No prior employee of Incubate has any claim whatsoever against Incubate arising out of such employment.

         5.12. Governmental Consent, etc. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of Incubate is required in connection with the valid execution and delivery of this Agreement or the consummation of any other transaction contemplated hereby, except (a) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the issuance and transfer of the Incubate Exchange Shares under the applicable Blue Sky laws, which filing and qualification, if required, will be accomplished in a timely manner prior the Closing [Form D?]. Incubate has all governmental permits, business and other approvals necessary to conduct business as currently and proposed to be conducted.

         5.13. Disclosure. This Agreement and the Schedules attached hereto, when taken together, do not contain and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made herein, in light of the circumstances under which they were made not misleading.

         5.14. Absence of Liabilities. Incubate has no Liabilities except as set forth on Schedule 5.14 hereto, all of which are reflected in the Incubate Financial Statements.

         5.15. Affiliated Relationships. All services rendered and all goods sold by Incubate to any of its directors, officers, shareholders, or any Affiliate(s) of the foregoing, have been recorded in the accounts of Incubate at their full value as if they were transferred in arm's length transactions. At Closing, there shall be no outstanding agreement between Incubate, on the one hand, and any other person, on the other hand, including without limitation any employment, consulting, warrant, option, registration right or preemptive right agreement [except for the written agreement entered into prior to the date hereof and specifically identified on Schedule 5.15 attached hereto]. Without limiting the generality of the foregoing , the shareholders of Incubate have no claims or right of action whatsoever against or from Incubate, either as directors, officers, shareholders, investors, employees or otherwise and any right that may have accrued to any of the shareholders of Incubate (in whatever capacity), whether at law, in equity or pursuant to any agreement, has been (or will be) fully satisfied or waived in writing ,prior to Closing.

         5.16. Real Property, Environmental and Safety Laws. Incubate owns no real property. Incubate is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

         5.17. No Conflict of Interest; Guarantees. Incubate is not indebted, directly or indirectly, or committed to make loans or extend credit, to any of its shareholders, officers or directors or to any member of their immediate family, in any amount whatsoever. None of Incubate's shareholders, officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to Incubate or have any direct or indirect ownership interest in any firm or corporation with which Incubate in affiliated or with which Incubate has a business relationship, or any firm or corporation which competes with Incubate. None of Incubate's shareholders, officers or directors or any members of their immediate families are directly or indirectly interested in any material contract with Incubate. Incubate is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         5.18. No Conflicts; Absence of Restrictions. The execution, delivery and performance of this Agreement by Incubate will not (i) contravene any provision of the Incubate's Articles of Incorporation or Bylaws, (ii) result in a breach of, or constitute a default under, any agreement or other document to which Incubate is a party or by which Incubate is bound, or any decree, order or rule of any domestic or foreign court or governmental agency or any provision of applicable law which is binding on Incubate or on any of the Incubate Exchange Shares or any of Incubate's assets, or (iii) result in the creation or imposition of any mortgage, Lien, assessment, or restriction of any nature on any of the Incubate Exchange Shares or any of Incubate's assets or give to others any interest or rights therein or create in any third party the right to modify, terminate or accelerate (or to make a claim for damages in respect of) any instrument or contract to which Incubate is a party or by which Incubate is bound.

         5.19.    No Violations.

                  5.19.1. Incubate is not in violation of its Articles of Incorporation or Bylaws, and Incubate is not in default (and no event has occurred which with notice or lapse of time or both could put Incubate in default) under any agreement, indenture or instrument to which Incubate is a party or by which any property or assets of Incubate are bound or affected.

                  5.19.2. Incubate is not conducting its business in violation of any law, ordinance or regulation of any Governmental Entity.

                  5.19.3. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, Incubate is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue and transfer the Incubate Exchange Shares in accordance with the terms hereof. In the case of the issuance and transfer of the Incubate Exchange Shares, all consents, authorizations, orders, filings and registrations which Incubate is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

         5.20. Title to Properties and Assets; Liens, etc. Incubate has good and marketable title to its properties and assets, in each case subject to no mortgage, Lien or lease.

         5.21.             [Reserved].

         5.22.             [Reserved].

         5.23.             [Reserved]

         5.24.             [Reserved]

         5.25.             [Reserved]

         5.26.             [Reserved]

         5.27. Tax Audit and Returns. Incubate has duly and timely filed all Tax Returns and has paid all Taxes shown thereon. Incubate has made sufficient provision for the payment of all Taxes required to be accrued which are not yet payable as of the Closing. The Tax Returns are true, complete and correct in all respects. No deficiency in the payment of any Taxes for any period to the date hereof has been assessed against the Incubate by any taxing authority which has not been discharged in full.

         5.28. Litigation. No litigation, arbitration, investigation or other proceeding before any court, arbitrator or governmental or regulatory official, body or authority is pending or threatened against Incubate relating to, or impairing Incubate's ability to perform its obligations under, the transactions contemplated by this Agreement, and Incubate does not know of any basis for such litigation, arbitration, investigation or proceeding. Incubate is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality.

         5.29. Transfer Tax. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the issuance and transfer to the Organitech Shareholders of the Incubate Exchange Shares will be, or will have been, fully paid provided for by Incubate.

         5.30. Commission. Neither Incubate nor anyone acting on its behalf has madeany agreement or taken any action which may cause anyone claiming through Incubate to become entitled to a commission as a result of the purchase of the Shares and the consummation of the other transactions pursuant to this Agreement.

         5.31. Financial Ability. Incubate has the financial resources to consummate the transactions contemplated hereby. Performance by Incubate of its obligations at Closing is not contingent on Incubate's obtaining outside funding.

         5.32. Investment Representation of Incubate. Incubate represents and warrants to and for the benefit of the Organitech Shareholders and Organitech as follows:

                  5.32.1. It is acquiring the Organitech Group Shares hereunder for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933 (the "Securities Act").

                  5.32.2. It, together with its financial advisors, have such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of its investment in the Organitech Group Shares and to form an investment decision with respect thereto.

                  5.32.3. It understands that neither Organitech nor the Organitech Shareholders are obligated to register the Organitech Group Shares under the Securities Act or any other securities act and, accordingly, that the Organitech Group Shares to be sold to it hereunder may have to be held indefinitely by it unless so registered under applicable securities laws or unless an exemption from the registration is available.

                  5.32.4. It, together with its attorneys and financial advisers, have been afforded the opportunity during the course of negotiating the transactions contemplated by this Agreement (i) to review, and have reviewed, such documents and written materials related to Organitech, its business and operations, and (ii) to ask, and have asked, questions of, and to secure such information from, the Organitech Shareholders and Organitech and its respective officers and directors as it deems necessary to evaluate the merits and risks of entering into this Agreement and receiving the Organitech Group Shares in connection herewith.

                  5.32.5. The Outside Organitech Shareholders have made no representations to Incubate regarding Organitech, and Incubate has not relied on any information it may have received from or on behalf of the Outside Organitech Shareholders in its exchange of the Incubate Exchange Shares for the Organitech Group Shares.

                  5.32.6. The Founding Organitech Shareholders made no representations regarding Organitech other than those expressly made by them herein, and Incubate has not relied on any information it may have received from or on behalf of the Founding Organitech Shareholders in its exchange of the Incubate Exchange Shares for the Organitech Group Shares.

         5.33. SEC Documents, Financial Statements. Incubate has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). Since the Original Date, and to Incubate and Perlstein's knowledge also prior to the Original Date, all such filings of SEC Documents were done timely. Incubate has delivered to the Organitech Shareholders, or the Organitech Shareholders have had access to, true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the consolidated financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim consolidated statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of Incubate as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year- end audit adjustments). Except as set forth in the financial statements included in the SEC Documents, Incubate has no liabilities, contingent or otherwise, other than (x) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements, (y) liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements, and (z) obligations under contracts and commitments not required under generally accepted accounting principles to be reflected in such financial statements. Such liabilities and obligations would not, individually or in the aggregate, have a material adverse effect.

         5.34. Available Cash. Immediately following the Closing, Incubate shall have Cash in an amount no less than Three Million U.S. Dollars (US$3,000,000). All of Incubate's Cash or any other assets of Incubate shall be available without restriction immediately following the Closing for contribution to investment in Organitech.

         5.35.  Accounts Receivable.  Incubate has no Accounts Receivable.

         5.36. No Integrated Offering. All offers and sales of capital stock of Incubate before the date of this Agreement were at all relevant time duly registered under or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws. Neither Incubate nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Incubate Exchange Shares to the Organitech Shareholders. The issuance of the Incubate Exchange Shares to the Organitech Shareholders will not be integrated with any other issuance of Incubate's securities (past, current or future) for purposes of the Securities Act or any applicable rules of any stock exchange applicable to Incubate.

         5.37. Investment Company Status. Incubate is not and upon consummation of the transfer and issuance of the Incubate Exchange Shares will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investments company" as such terms are defined in the Investment Company Act of 1940, as amended.

         5.38. Offering Materials. Incubate has not taken any action to sell, offer for sale or solicit offers to buy any securities of Incubate which would bring the issuance and transfer of the Incubate Exchange Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of
Section 4 of the Securities Act.

         5.39. OTCBB Compliance. Incubate's common stock, with no par value is registered pursuant to Section 12(g) of the Exchange Act and is quoted on the OTC Electronic Bulletin Board ("OTCBB"). The Company has taken no action designed to terminate the registration of such common stock under the Exchange Act or to terminate its registration from quotation on the OTCBB. Incubate is not aware of, and has not received any notice of, any efforts or actions to terminate the registration of such common stock under the Exchange Act or to terminate its registration from quotation on the OTCBB.

         5.40. No Power to Bind. Schedule 5.40 attached hereto sets forth the names of all persons who had either express or apparent authority to bind Incubate at any time since the Original Date. As of the date hereof and until Closing, no person other than Perlstein shall have, or be granted, any authority to bind Incubate.

         5.41. Information Complete. Organitech Shareholders shall have received prior to Closing from, or on behalf of, Incubate all of Incubate's books and records related to Incubate's corporate, financial and business affairs.

         5.42. Perlstein's Obligations. Perlstein's liability with respect to representations and warranties set forth in this Section 5 related to matters which occurred prior to the Original Date, shall be limited to Perlstein's knowledge.

         5.43. RISK FACTORS. INCUBATE IS ENTERING INTO THIS TRANSACTION BASED ON ITS OWN ASSUMPTIONS, INVESTIGATIONS AND FORCASTS. INCUBATE HAS BEEN GIVEN ALL THE INFORMATION REQUESTED AND DEEMED NECESSARY BY IT, INCLUDING ACCESS TO ORGANITECH INTELLECTUAL PROPERTY, THE RIGHT TO RECEIVE INFORMATION FROM ORGANITECH'S PATENT ATTORNEY, AND THE RIGHT TO OBTAIN AN OPINION FROM ITS OWN
INTELLECTUAL PROPERTY COUNSEL. INCUBATE IS AWARE THAT ORGANITECH IS A START UP COMPANY WHICH MAY OR MAY NOT ALWAYS BECOME SUCCESSFUL. INCUBATE IS ALSO AWARE THAT THE BUSINESS OF ORGANITECH RELATES TO A DIFFERENT APPROACH TO PRODUCTION OF AGRICULTURAL PRODUCTS AND TO CONSUMERS' HABITS WHICH HAVE NOT BEEN TESTED AND MAY NOT BE SUCCESSFUL. ORGANITECH AND THE FOUNDING ORGANITECH SHAREHOLDERS DISCLAIM ANY EXPRESS OR IMPLIED PROMISE, REPRESENTATION AND/OR WARRANTY WITH RESPECT TO THE FUTURE SUCCESS OF THE TECHNOLOGY AND/OR PROCESSES USED BY ORGANITECH AND/OR THE MERCHANTABILITY OF THE TECHNOLOGY AND/OR THE COMMERCIAL SUCCESS OF ITS PRODUCTS AND/OR THAT ORGANITECH WILL BE ABLE TO DEVELOP A PRODUCT FREE OF ANY INFRINGMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHT AND/OR THE SUITABILITY OF THE TECHNOLOGY FOR REGULATROY APPROVALS AS MAY BE NECESSARY IN VARIOUS COUNTRIES FOR THE MANUFACTURE, USE OR SALE OF PRODUCTS.

         6.       CERTAIN COVENANTS AND OTHER MATTERS.

         6.1. Corporate Examinations and Investigations By Incubate. Between the date hereof and the Closing Date, Organitech agrees to cooperate (and to cause Organitech and its officers employees, consultants, agents, attorneys and accountants to cooperate) fully with Incubate and with its counsel, accountants and representatives in the conduct of their Due Diligence investigation of Organitech from legal, environmental, insurance, valuation and solvency perspectives and, in connection with such Due Diligence investigation, to grant to Incubate and such representatives access to the properties, books and records, contracts, employees, customers, creditors, landlords, vendors and suppliers of Organitech (the "Incubate Due Diligence Investigation"). Incubate will use its best efforts to complete the Incubate Due Diligence Investigation as promptly as reasonably practicable.

         6.2. Corporate Examinations and Investigations By Organitech. Between the date hereof and the Closing Date, Incubate agrees to cooperate (and to cause its officers employees, consultants, agents, attorneys and accountants to cooperate) fully with Organitech and the Organitech Shareholders and with their counsel, accountants and representatives in the conduct of their Due Diligence investigation of Incubate from legal, environmental, insurance, valuation and solvency perspectives and, in connection with such Due Diligence investigation, to grant to Organitech, Organitech Shareholders and such representatives access to the properties, books and records, contracts, employees, customers, creditors, landlords, vendors and suppliers of Incubate (the "Organitech Due Diligence Investigation"). Organitech and Organitech Shareholders will use their best efforts to complete the Organitech Due Diligence Investigation as promptly as reasonably practicable.

         6.3. Confidentiality. Unless otherwise agreed to in writing by the parties hereto, each of the parties hereto agrees for itself, its agents and employees (i) to keep all Proprietary Information (as hereafter defined) confidential and not to disclose or reveal any Proprietary Information to any person other than its officers, directors, affiliates, employees, attorneys, accountants, other agents and representatives who are participating in the evaluation of the respective company and the transactions contemplated hereby or who otherwise need to know the Proprietary Information for the purpose of evaluating the respective company and/or the transactions contemplated hereby; and (ii) not to use the Proprietary Information for any purpose other than in connection with the evaluation and/or consummation of the transactions contemplated hereby. The obligations under this Section 6.3 shall terminate upon the earlier of (i) the Closing Date or (ii) one (1) year from the date of termination of this Agreement. If the Closing is not consummated, each party will, upon the request of the other party, destroy or return to the disclosing party, as the case may be, all Proprietary Information which is in writing or can otherwise be destroyed or returned.

         6.4. Notice of Change. Each party covenants and agrees to provide the other parties with immediate notice of any occurrence which renders any of such party's (or its Affiliate's) representations and warranties set forth herein untrue in any material respect.

         6.5. Consents, Further Assurances. Consistent with the terms and conditions hereof, each party hereto will use its best efforts to execute and deliver such other documents and take such other actions as reasonably requested by the other party to fulfill the conditions precedent to the obligation of the other party to consummate the exchange of the Organitech Group Shares and the Incubate Exchange Shares, or as the other party hereto may reasonably request in order to carry out this Agreement and the transactions contemplated hereby. Incubate, Perlstein, Organitech and the Organitech Shareholders shall use their best efforts and will cooperate with each other to the extent reasonably necessary to obtain all consents, approvals and waivers, if any, from third parties required to consummate the transactions contemplated hereby or which, if not obtained, would materially adversely affect the Condition.

         6.6. Compliance With Chief Scientist Office. The parties hereto covenant to cause Incubate and Organitech to comply, following Closing, with all the rules and regulations of the Israeli Office of Chief Scientist applicable to Incubate and/or Organitech.

7.   CONDITIONS TO THE OBLIGATION OF INCUBATE

                  The obligation of Incubate to proceed with the Closing under this Agreement is subject to the satisfaction, on or prior to the Closing, of each of the following conditions, each of which may be waived by Incubate:

         7.1. Due Diligence. Incubate shall have completed the Incubate Due Diligence.

         7.2. OCS Approval. The Israeli Office of Chief Scientist shall have approved the transactions contemplated under this Agreement.

         7.3. Representations and Warranties True. The representations and warranties of Organitech and the Organitech Shareholders contained in this Agreement and the information contained in the Schedules to this Agreement and any closing documents delivered by Organitech and the Organitech Shareholders in connection with this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects at the Closing Date as though made at such time[, and the Organitech Shareholders (with respect to themselves) and the President or a Vice President of Organitech (with respect to Organitech) shall have executed and delivered to Incubate a certificate to that effect].

         7.4. Performance of Obligations. The obligations of Organitech and the Organitech Shareholders to be performed by any of them on or before the Closing pursuant to the terms of this Agreement shall have been substantially performed and complied with in all material respects [and, at the Closing, the Organitech Shareholders (with respect to themselves) and the President or a Vice President of Organitech (with respect to Organitech) shall have executed and delivered to Incubate a certificate to that effect].

         7.5. Absence of Litigation. There shall not be any litigation, action or proceeding pending (including, without limitation, any litigation or proceeding arising under antitrust or securities laws) to restrain or invalidate the exchange of the Shares and the Incubate Exchange Shares or the other transactions contemplated herein.

         7.6. Delivery of Specified Documents. Organitech shall have delivered to Incubate all of the documents and instruments specified in Section 3.2.1 hereof on or prior to the Closing Date.

         7.7. Opinion of Counsel for Organitech. The Organitech Shareholders shall have delivered to Incubate an opinion of their Israeli counsel, dated the Closing Date [in the form, scope and substance reasonably satisfactory to Incubate and containing opinions to the effect that:

                  7.7.1. Organitech is a corporation duly incorporated, validly existing and in good standing under the laws of Israel;

                  7.7.2. Organitech and the Organitech Shareholders have the right, power, authority and capacity to enter into this Agreement and to perform their respective obligations under this Agreement, and the Organitech Shareholders have the right, power, authority and capacity to sell, assign, transfer, convey and deliver the Organitech Group Shares to Incubate pursuant to this Agreement;

                  7.7.3. The execution, delivery and performance of this Agreement by Organitech and the Organitech Shareholders, will not contravene any provision of Organitech's [Charter documents] and will not result in a breach of, or constitute a default under, any agreement or other document to which Organitech or the Organitech Shareholders is a party or by which Organitech or the Organitech Shareholders are bound and of which such counsel has knowledge, or any decree, order or rule of any domestic or foreign court or governmental agency or any provision of applicable law known to such counsel to be binding on Organitech or the Organitech Shareholders on any of the Organitech Group Shares or any of Organitech's assets, or result in the creation or imposition of any mortgage, Lien, assessment, encumbrance, or restriction of any nature on any of the Organitech Group Shares or any of Organitech's assets or give to others any interest or rights therein or create in any third party the right to modify, terminate or accelerate (or to make a claim for damages in respect of) any instrument or contract to which Organitech or the Organic Shareholders are a party or by which Organitech or the Organitech Shareholders is bound and of which such counsel has knowledge;

                  7.7.4. This Agreement constitutes the valid and binding obligation of Organitech and the Organitech Shareholders, enforceable against each of them in accordance with their terms, subject to bankruptcy, reorganization, moratorium, insolvency or other laws and decisions affecting creditors' rights generally, public policy considerations and general equity principles. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate and shareholder action of the Organitech;

                  7.7.5. No consent by, approval or authorization of or filing, registration or qualification with any governmental authority is required (i) for the execution, delivery and performance of this Agreement by the Organitech and the Organitech Shareholders, (ii) in connection with Organitech and the Organitech Shareholders'consummation of the transactions contemplated hereby and thereby or (iii) in order to vest in Incubate good and marketable title in and to all of the Shares upon the Closing;

                  7.7.6. The instruments of transfer of the Shares delivered by the Organitech Shareholders to Incubate at the Closing (i) have been duly authorized and executed by the Organitech Shareholders, and (ii) assuming the Incubate Exchange Shares have been issued, delivered and transfered to the Organitech Shareholders in accordance with this Agreement, are sufficient to convey the Organitech Shareholders' interest in and to the Organitech Group Shares to Incubate;

                  7.7.7. Organitech's authorized capital stock consists of three million (3,000,000) Ordinary Shares and five hundred thousand (500,000) Preferred Shares , and to the best knowledge of such counsel, the Organitech Group Shares are the only shares of capital stock of the Company issued and outstanding except for the share of capital stock of the Organitech owned by Incubate.

                  7.7.8. Such counsel has no knowledge, without having undertaken an independent investigation, of (x) any order, notice, claim, litigation, proceeding or investigation by or before any court or governmental agency pending against or directly affecting Organitech or any of the Organitech Shareholders, or (y) any action or proceeding instituted or threatened by or before any court or other governmental body to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

         8. CONDITIONS TO THE OBLIGATIONS OF ORGANITECH AND THE ORGANITECH SHAREHOLDERS.

                  The obligation of Organitech and the Organitech Shareholders to proceed with the Closing under this Agreement is subject to the satisfaction, on or prior to the Closing, of each of the following conditions, each of which may be waived by Organitech and the Organitech Shareholders:

         8.1. Due Diligence. Organitech and Organitech Shareholders shall have completed the Organitech Due Diligence to their satisfaction (including, without limitation, satisfactory conclusion of its review of Incubate's past activities including liabilities, taxes, and filing compliance, under any applicable law including the Security Act). Without limiting the foregoing, Organitech and Organitech Shareholders shall not be deemed to have concluded a Due Diligence review as to any matter solely by reason that such matter was, or could have been, known to either of them as of the execution of this Agreement.

         8.2. OCS Approval. The Israeli Office of Chief Scientist shall have approved the transactions contemplated under this Agreement.

         8.3. Tax Ruling. Organitech shall have received a pre-ruling from the Israeli Tax Commission confirming that (a) the transactions contemplated by this Agreement shall not be considered as a tax event and (b) Capital Gains Tax shall apply to the Organitech Shareholders only at the time that any such Organitech Shareholder sells the Incubate Exchange Shares which he or it will receive under this Agreement.

         8.4. Representations and Warranties True. The representations and warranties of Incubate and Perlstein contained in this Agreement and the information in the Schedules to this Agreement and any closing documents delivered by Incubate in connection with this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects at the Closing Date as though made at such time and, at the Closing, Incubate shall have delivered to Organitech and the Organitech Shareholders a certificate to that effect signed by its President .

         8.5. Performance of Obligations. Each of the obligations of Incubate to be performed by it on or before the Closing pursuant to the terms of this Agreement shall have been performed and complied with in all respects and, at the Closing, Incubate shall have delivered to Organitech and the Organitech Shareholders a certificate to that effect signed by its President.

         8.6. Absence of Litigation. There shall not be any litigation or proceeding, pending or threatened (including, without limitation, any litigation or proceeding arising under antitrust or securities laws), to restrain or invalidate the exchange of the Organitech Group Shares and the Incubate Exchange Shares or the other transactions contemplated herein.

         8.7. Delivery of Specified Documents. Incubate shall have delivered to Organitech and the Organitech Shareholders all of the documents and instruments specified in Section 3.2.2 hereof on or prior to the Closing Date.

         8.8. Shareholders Approval. This Agreement and the transactions contemplated hereby shall have been approved by Perlstein and all Incubate's shareholders, other than the Incubate Public Shareholders.

         8.9. Opinion of Counsel for Incubate. Incubate shall have delivered to the Organitech Shareholders an opinion of its counsel, _____________________, dated the Closing Date, to the effect that:

                  8.9.1. Incubate is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado (or, in the event of a Delaware domestication pursuant to Section 8.10 hereof: Incubate is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and a successor by operation of law to Incubate This! Inc., a Colorado corporation);

                  8.9.2. Incubate has the right, power, authority and capacity to enter into this Agreement and to perform its obligations under this Agreement, and has the right, power, authority and capacity to issue the Incubate Exchange Shares to the Organitec Shareholders pursuant to this Agreement;

                  8.9.3. The execution, delivery and performance of this Agreement by Incubate, will not contravene any provision of Incubates's Articles of Incorporation and Bylaws and will not result in a breach of, or constitute a default under, any agreement or other document to which Incubate is a party or by which Incubate is bound and of which such counsel has knowledge, or any decree, order or rule of any domestic or foreign court or governmental agency or any provision of applicable law known to such counsel to be binding on Incubate or any of its assets, or result in the creation or imposition of any mortgage, Lien, assessment, encumbrance, or restriction of any nature on any of the Incubate Exchange Shares or any of Incubate's assets or give to others any interest or rights therein or create in any third party the right to modify, terminate or accelerate (or to make a claim for damages in respect of) any instrument or contract to which Incubate is a party or by which Incuate is bound and of which such counsel has knowledge;

                  8.9.4. This Agreement constitutes the valid and binding obligation of Incubate and Perlstein, enforceable against each of them in accordance with their terms, subject to bankruptcy, reorganization, moratorium, insolvency or other laws and decisions affecting creditors' rights generally, public policy considerations and general equity principles. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate and shareholder action of the Incubate;

                  8.9.5. No consent by, approval or authorization of or filing, registration or qualification with any governmental authority is required (i) for the execution, delivery and performance of this Agreement by the Incubate,
(ii) in connection with Incubate's consummation of the transactions contemplated hereby and thereby or (iii) in order to vest in the Organitech Shareholders good and marketable title in and to all of the Incubate Exchange Shares upon the Closing;

                  8.9.6. The issuance of the Incubate Exchange Shares to the Organitech Shareholders has been duly authorized by the Incubate, and upon such issuance, the Incubate Exchange Shares will be duly authorized, validly issued, fully paid, not assessable and free of any liens or rights in other parties;

                  8.9.7. Incubate's authorized capital stock consists of _____ shares of common stock, ___ value per share, of which _______ shares were issued and outstanding immediately prior to the Closing, and __________ shares of Preferred Stock, ____ par value per share, none of which is issued and outstanding immediately prior to the Closing.


                  8.9.8. Such counsel has no knowledge, without having undertaken an independent investigation, of (x) any order, notice, claim, litigation, proceeding or investigation by or before any court or governmental agency pending against or directly affecting Incubate, or (y) any action or proceeding instituted or threatened by or before any court or other governmental body to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

         8.10.  Delaware   Domestication.   Unless  waived  in  writing  by  the
Organitech Shareholders, Incubate shall have transferred its domestication to Delaware prior to Closing, to the end that at Closing, Incubate shall be a validly existing Delaware corporation; and all of the representations, warranties and covenants of Incubate set forth herein shall be deemed modified to the limited extent necessary to reflect its Delaware (rather than Colorado) jurisdiction of incorporation.

         8.11. Incubate's bylaws shall provide that any (i) public offering or private placement of Incubate's securities(other than the issuance of securities to a [strategic investor] not involving the dissemination of a private placement memorandum to multiple offerees), (ii) appointment or removal of its CEO, (iii) appointment or removal of its CFO, and (iv) granting of any registration rights to any shareholder, shall require the prior consent of no less than 75% of the voting power of Incubate's capital stock, and that any change in such provision shall require a similar 75% shareholder consent.

         8.12. The designees of the Organitech Shareholders to Incubate's board of directors listed on Schedule 3.2.2.3 shall have been duly elected to Incubate's board of directors prior to Closing. It is agreed by the parties that prior to May of 2001 any change in the designees, including their removal from the board of directors, shall require the consent of no less than 75% of the voting power of Incubate's capital stock.

         8.13. It is agreed by the parties that Arie Heller shall be appointed as a non-voting observer to Incubate's board of directors prior to Closing and shall remain in said position until October 2001.

         8.14 The parties agree to set up a search committee for a CEO. The search committee will work to identify a candidate for the CEO. The search committee is expected to recommend a candidate within 3 months. If it is successful in identifying a candidate for the position of CEO, it will recommend him to the shareholders and his appointment shall be approved as set forth in
Section 8.11 above. The search committee shall consist of Sharone Perlstein, Zohar Gendler, Arie Heller and Lior Hessel.

         8.15 Organitech's budget for the year 2000 shall continue according to the currently approved budget plus expenses associated with the transactions contemplated herein. Following the Closing, the General Manager (Lior Hessel) or his replacement will submit to the board of directors of Incubate a budget for the year 2001 based on the funds referred to in Section 5.3.4 above.

9.       INDEMNIFICATION

         9.1.     General.

                  9.1.1. Organitech hereby agrees to indemnify, defend and hold harmless Incubate from and against any and all Losses arising out of, based upon or resulting from (i) any false representation or warranty of Organitech which is contained in or made pursuant to this Agreement; (ii) any breach by Organitech of any of their agreements or obligations contained in or made pursuant to this Agreement; and (iv) any and all Legal Expenses arising out of the foregoing. To avoid doubt, the Losses shall be limited to the amount required for the curing of any breach.

                  9.1.2. TEIC hereby agrees to indemnify, defend and hold harmless Incubate for any direct Losses occurring from false representations contained in Sections 4.1, 4.2, 4.9, 4.10, 4.11, 4.25 and 4.34.

                  9.1.3. Hessel hereby agrees to indemnify, defend and hold harmless Incubate for any direct Losses occurring from false representations contained in Sections 4.1, 4.2, 4.3 (as to himself only), 4.4 (as to himself only), 4.5, 4.6 (as to himself only), 4.7, 4.8 (as to himself only), 4.9, 4.10 (as to himself only), 4.11, 4.17, 4.20.2, 4.20.3, 4.38 (as to himself only) and
4.41 (as to himself only. To avoid doubt, the indemnification obligations of Hessel vis a vis the representations of the Organitech Shareholders apply to himself only and not to any other shareholder.

                  9.1.4. Incubate and Perlstein hereby agree to indemnify, defend and hold harmless the Organitech Shareholders from and against any and all Losses arising out of, based upon or resulting from (i) any false representation or warranty of Incubate which is contained in or made pursuant to this Agreement, (ii) any breach of Incubate prior to Closing of any of its agreements or obligations contained in or made pursuant to this Agreement; and
(iii) any and all Legal Expenses arising out of the foregoing.

         9.2. Procedure. Promptly after receipt by any person entitled to indemnification under this Section 9 (an "Indemnified Party") of notice of the commencement of any action in respect of which the indemnified party will seek indemnification hereunder, the indemnified party shall so notify in writing the person(s) from whom indemnification hereunder is sought (collectively, the "Indemnifying Party"), but any failure so to notify the indemnifying party shall not relieve it from any liability that it may have to the indemnified party under this Section 9 except to the extent that the indemnifying party's ability to defend such claim is materially prejudiced by the failure to give such notice. The indemnifying party shall be entitled to participate in the defense of such action and to assume control of such defense; provided, however, that:

                  9.2.1. the indemnified party shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim;

                  9.2.2. the indemnifying party shall obtain the prior written approval of the indemnified party before entering into any settlement of such claim or ceasing to defend against such claim, if, pursuant to or as a result of such settlement or cessation, injunctive or other equitable relief would be imposed against the indemnified party;

                  9.2.3. the indemnifying party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from liability in respect of such claim; and;

                  9.2.4. the indemnifying party shall not be entitled to control but shall be entitled to participate at its own expense in the defense of, and the indemnified party shall be entitled to have sole control at its own expense over, the defense or settlement of any claim to the extent the claim seeks an order, injunction or other equitable relief against the indemnified party which, if successful, could materially interfere with the business, operations, assets, condition or prospects of the indemnified party.

         9.3. Reimbursement. After written notice by the indemnifying party to the indemnified party of its election to assume control of the defense of any such action, the indemnifying party shall not be liable to such indemnified party hereunder for any Legal Expenses subsequently incurred by such indemnified party in connection with the defense thereof. If the indemnifying party does not assume control of the defense of such claims as provided in this Section 9, the indemnified party shall have the right to defend such claim in such manner as it may deem appropriate at the cost and expense of the indemnifying party, and the indemnifying party will promptly reimburse the indemnified party therefor in accordance with this Section. The reimbursement of fees, costs and expenses required by this Section 9 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         9.4. Survival. The representations and warranties, agreements, and indemnifications of the parties contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive the date of the Closing and shall continue in full force and effect for a [twenty four (24) month] (the "Survival Period") following the Closing Date, and thereafter shall terminate and be of no further force or effect, except with respect to (i) liabilities for any item as to which, prior to the end of the Survival Period, the Organitech Shareholders or Incubate, as the case may be, shall have asserted a claim in writing as required pursuant to the provisions of this Section 9, which claim shall identify the basis with reasonable specificity, and (ii) any Tax or securities liability, which liability for such claim shall continue until it shall have been finally settled, decided or adjudicated.

         9.5.     Limitation

                  9.5.1. Other than the Indemnification provided for herein none of the indemnifying parties are responsible for any additional compensation and in no event shall there be any indemnification for the first aggregate amount of one hundred thousand dollars (100,000) for each indemnifying party for each indemnifiable event.

                  9.5.2. The indemnification of Organitech, TEIC and Hessel shall be limited to an aggregate amount of their pro rata share of three million dollars based on their holdings.

                  9.5.3. The indemnification of Incubate and Perlstein shall be limited to an aggregate amount of up to US$ 3 Million. The indemnification obligations expressly set forth in this Section 9, shall constitute the exclusive remedy against the Organitech Shareholders for any claim whatsoever under this Agreement by any of Perlstein, Incubate, its shareholders, directors, officers and their successors. However, nothing set forth herein shall be deemed to confer any benefit under this Agreement on any third party, which benefits are hereby expressly denied.

         1.1. 9.6 Indemnification Procedure. In the event of an indemnifiable event Hessel and TEIC shall have the option at their sole discretion to elect to indemnify via cash or to give back shares (or a combination of cash and shares) to Incubate based on a valuation of $1 per each Incubate Exchange Share (as adjusted from time to time on account of split, combination, stock dividend etc.).

10.      TERMINATION

         10.1. Termination This Agreement may be terminated prior to the Closing as follows:

                  10.1.1. at the election of Incubate, if any one or more of the conditions to its obligation to proceed with the Closing, set forth in Section 7, has not been fulfilled on the Closing Date;

                  10.1.2. at the election of the Organitech Shareholders or Organitech, if any one or more of the conditions to their obligation to proceed with the Closing set forth in Section 8, has not been fulfilled on the Closing Date;

                  10.1.3. at the election of Incubate, if Organitech Share-holders or Organitech has breached any representation, warranty, covenant or agreement contained in this Agreement, which breach cannot be or is not cured by the Closing Date;

                  10.1.4. at the election of the Organitech Shareholders or Organitech, if Incubate has breached any representation, warranty, covenant or agreement contained in this Agreement, which breach cannot be or is not cured by the Closing Date;

                  10.1.5. at the election of Incubate, the Organitech Shareholders or Organitech, if any legal proceeding is commenced or threatened by any governmental or regulatory body or other person (other than Incubate, the Organitech Shareholders or Organitech) directed against the consummation of the Closing and either Incubate, the Organitech Shareholders or Organitech, as the case may be, reasonably and in good faith deems it impractical or inadvisable to proceed in view of such legal proceeding or threat thereof, taking into account the potential expense and delay likely to be involved; or

                  10.1.6. at any time on or prior to the Closing Date, by mutual written consent of Incubate, the Organitech Shareholders and Organitech.

         10.2. If this Agreement so terminates, it shall become null and void and have no further force and effect, except as provided in Section 10.3.

         10.3.  Survival.  If this Agreement is validly  terminated  pursuant to
Section 10.1 and the transactions contemplated hereby are not consummated as described above, this Agreement shall become void and of no further force and effect; provided, however, that if Incubate terminates this Agreement because any of the conditions contained in Section 7.3 or Section 7.4 have not been satisfied, or if the Organitech Shareholders or Organitech terminates this Agreement because any of the conditions contained in Section 8.4 or Section 8.5 have not been satisfied then the terminating party shall have the right to pursue all of its legal remedies for breach of contract and damages; provided further that if this Agreement is validly terminated pursuant to Section 10.1 and the transactions contemplated hereby are not consummated as described above, the provisions of Section 6.3 relating to the obligation of to keep confidential and not to use certain information and to return documents and copies thereof to the disclosing party, and the provisions of

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



Section 10.3 relating to responsibility for expenses shall survive. No party hereto shall have any liability to any other party in respect of a valid termination of this Agreement pursuant to Section 10.1, except to the extent set forth above.

         10.4. Expenses if No Closing. If the Closing does not occur and the transactions contemplated hereby are not consummated, then, subject to the right of a non-defaulting party to recover damages, costs and expenses from a defaulting party pursuant to Section 10.3, all costs and expenses incurred in connection with this Agreement shall be paid by the group incurring such expenses, i.e., by Incubate if incurred by Incubate, by the Organitech if incurred by the Organitech Shareholders or Organitech.

11.      GENERAL.

         11.1. No Tax Representations. The Organitech Shareholders, Organitech and Incubate agree that no representation or warranty has been made by them as to the tax consequences of the transactions contemplated by this Agreement, that each is engaging separate counsel with respect to such tax consequences, and that each is assuming its own respective tax liability, if any, arising out of this Agreement or the consummation of the transactions contemplated hereunder.

         11.2. Knowledge Qualification. Whenever a representation or warranty is made herein based on the knowledge of Incubate or Organitech (as the case may be) such knowledge shall be deemed to refer to the actual knowledge of the Chief Executive Officer, the President or any Vice President of Incubate or Organitech (as the case may be).

         11.3. Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. This Agreement may not be assigned by either party without the prior written consent of the other party.

         11.4. Waiver. Any term or provision of this Agreement may be waived at anytime by the party entitled to the benefit thereof by a written instrument duly executed by such party.

         11.5. Notices. All notices, requests, demands, waivers, consents, approvals, or other communications which are required or permitted hereunder shall be in writing and shall be delivered personally, sent by reputable overnight courier service (such as Federal Express), sent by telecopier, or sent by registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth below:

If to Organitech Shareholders or Organitech (prior to Closing):

     Organitech Ltd
     P.O.B. 212
     Nesher 36601, Israel
     Telecopier No. ___________________
     Attention: Lior Hessel

     With a copy to:

     Avi Goldsobel, Adv.
     Matam-Advanced Technology Center
     Building No. 30
     Haifa
     Telecopier No. ___________________
     Attention:  Avi Goldsobel, Adv.

         and

     Benjamin Strauss, Esquire
     Pepper Hamilton LLP
     Suite 1600
     1201 Market Street
     Wilmington, Delaware  19801
     Telecopier No.302-656-8865]

     If to Incubate (or Organitech after Closing):

     Incubate This! Inc.
     265 Sunrise Avenue, Suite 204
     Palm Beach, Florida  33480
     Telecopier No. ___________________
     Attention:________________________

\    With a copy to:

     Mintmire & Associates
     265 Sunrise Avenue, Suite 204
     Palm Beach, Florida  33480
     Telecopier No. ____________________
     Attention: ________________________


or to such other address or telecopier number as the party entitled to receive such notice may, from time to time, specify in writing to the other party.

         11.6. Governing Law. This Agreement shall be governed as to its validity, interpretation and effect by the laws of the State of New York.

         11.7. No Third-Party Beneficiaries. Notwithstanding anything to the contrary contained herein, no provision of this Agreement is intended to benefit any person other than the signatories hereto nor shall any such provision be enforceable by any other person.

         11.8. Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11.9. Schedules. All Schedules referred to in this Agreement are intended to be and are specifically incorporated by reference herein.

         11.10. Public Announcements. Neither the Organitech Shareholders, Organitech nor Incubate, without the prior written consent of the others, will make any press release or other similar public announcement concerning the transactions contemplated hereby, except as mandated (in the disclosing party's reasonable discretion) by applicable securities rules and regulations; provided, however, that at such time that a party hereto desires to publicize or otherwise release information relating to the subject matter hereof, Incubate and Organitech shall mutually agree upon the content and the method of release of such publicity or other release.

         11.11. Section Headings All section headings herein have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof.

         11.12. Contents of Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the transaction contemplated hereby and shall not be amended or terminated except by a written instrument duly executed by each of the parties hereto. Any and all prior or contemporaneous agreements or understandings between or among the parties regarding the subject matter hereof[, including without limitation, the Memorandum of Understanding for the Exchange of Common Stock dated September __, 2000 between Organitech and Incubate] are superseded in their entirety by this Agreement.

11.13. Counterparts. This Agreement may be executed in two or more fully executed counterparts, including by facsimile, each of which shall be deemed an original, but all of such counterparts together shall constitute but one and the same instrument.

                       [signatures on the following page]

                  IN WITNESS WHEREOF, the parties have executed this Stock Exchange Agreement on the date first written above.

/s/ Lior Hessel

Lior Hessel                                         Incubate This! Inc.

                                                    By:/s/ Sharone Perlstein



Technion Entrepreneurial Incubator Company Ltd.     ________________

By:__________________________



-----------------------

D. G. Pizza Ltd.

By:___________________



/s/ Arie Heller

Arie Heller



/s/Anat Heller

Anat Heller



Organitech Ltd.

By:__________________